UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
May 31, 2017
Classes A, C, I, O, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders® 100 Fund

■
Voya Small Company Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Two sides to a coin
Dear Shareholder,
Having passed the one-year anniversary of the passage of the Brexit referendum and navigated through the French elections, political risk in the European Union seems to have eased somewhat, with markets remaining fairly calm along the way. The U.S. Federal Reserve Board continues to attempt to steer the U.S. economy toward its goals of full employment and 2% inflation. The Federal Open Market Committee (“FOMC”) followed through on its latest guidance in June, raising short-term interest rates for the third time since December. The FOMC maintains its outlook for at least one more short-term interest rate hike in 2017 and three in 2018. While this expresses confidence in U.S. economic and job growth, there are two sides to every coin.
Though certain data continues to support an economic growth story, certain “hard” data such as retail sales and inflation are not as robust as they were last year. The International Monetary Fund (“IMF”) recently cut its forecasts of U.S. growth for 2017 and 2018, from 2.3 and 2.5 percent, respectively, to 2.1 percent for both years. In support of its decision, the IMF cited its lack of confidence that the Trump administration will be able to boost growth with tax cuts and fiscal spending.
Meanwhile, market volatility as measured by the Chicago Board Options Exchange Volatility Index® is hovering near historical lows, raising concerns that markets have been calm for too long and investors may be leaning too heavily on U.S. equities.
As “Fedspeak” and geopolitics draw investor attention into the second half of 2017, it’s important to consider these views for what they are — sides to a coin. On any given day, whichever side comes up seems to create the most commotion. It’s critical to your financial well-being not to get distracted by the noise and to keep focused on the signal. We believe that maintaining a globally diversified portfolio is the best way to work toward meeting your investment goals, regardless of the headlines on any given day.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
June 28, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended May 31, 2017

In our semi-annual report we described how investor sentiment, having recovered after the British electorate voted in June to leave the European Union, was finally upended overnight by the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, built on its 5.40% gain from the first half of the fiscal year to end up 17.23% for the whole year. (The Index returned 16.42% for the year ended May 31, 2017, measured in U.S. dollars.)
Markets were thrown into disarray when on November 8, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having drifted sideways for two months the Index jumped 2.63% higher in November and 2.78% in December. The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14, and projected three more in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade soon faded in 2017. Item 1 would be the American Health Care Act to replace the Affordable Care Act. The second version of the bill narrowly passed the House on May 4 after the first was abandoned, but was not expected to survive Senate review. Complex and contentious issues were involved, as they are with policies on tax reform, deregulation and infrastructure spending. Commentators increasingly cautioned that this and other political controversies would impede and at least delay any meaningful reflationary boost from policy.
However, investors seemed to take comfort from signs, emerging even before the election, of budding reflation in key economic areas, which would continue to grow in 2017.
In the euro zone, unemployment edged down to 9.3%, still high but the lowest in eight years. The region’s composite purchasing managers’ index reached a six-year high. Gross domestic product (“GDP”) grew 1.8% in 2016 over 2015, slightly faster than in the U.S. (1.6%). From April the European Central Bank “tapered” its bond buying from €80 billion per month to €60 billion, which would put upward pressure on bond yields.
China had been a grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. But over the next 12 months, matters stabilized. While too much debt and sharply rising home prices were still problems, GDP growth was targeted at 6.5% year-over-year. Actual growth in the first quarter of 2016 was 6.9%. Very much in the reflation theme, producer prices, after 54 consecutive months of annual declines, turned positive from September 2016.
In the U.S., the labor market continued to tighten. The May employment report showed the unemployment rate falling to 4.4%. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) to interest rates on March 15 with another expected in June.
To be sure there remained areas of sluggishness, like core consumer price inflation and wage growth, but each piece of negative news, whether economic or political, seemed to excite a buy-the-dip mentality and May ended with the Index barely below its best level.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 1.58% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond sub-index exactly broke even, coupons offset by a capital loss as the yield curve rose. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 4.26%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) 13.57%.
U.S. equities, represented by the S&P 500® index including dividends, climbed 17.47% in the 12 months through May. The earnings per share of its constituent companies looked set to top 13% growth year-over-year in the first quarter of 2017, the best increase since 2011. The technology sector was the leader, up 33.82%, with nearly half of the sector’s contribution coming from Apple, Microsoft, Facebook and Alphabet. Energy was the weakest sector, down 0.82%, with oil prices little changed over the year.
In currencies, the dollar fell 0.77% against the euro, moving in a fairly narrow range throughout the period. The dollar gained just 0.03% on the yen, the prospects of accelerating U.S. interest rates reversing earlier yen strength, before fading. The dollar rose 12.74% against the pound, driven mainly by Britain’s “Brexit” vote, and exacerbated by growing acrimony between Britain and other European Union members.
In international markets, the MSCI Japan® Index gained 14.69% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index leaped 18.06%, a rotation out of U.S. stocks and into European was a growing theme in the financial press. Corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. The MSCI UK® Index soared 25.65%, about two thirds of it contributed by 10 multi-nationals benefiting from the weaker pound.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 100 Index	The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2017 (as a percentage of net assets)

Health Care	14.5%
Information Technology	14.4%
Financials	14.3%
Consumer Discretionary	14.0%
Industrials	13.3%
Consumer Staples	12.2%
Energy	6.3%
Utilities	4.1%
Materials	2.9%
Telecommunication Services	1.9%
Real Estate	0.9%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.00% compared to the S&P 500® Index, which returned 17.47% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the S&P 500® Index. On the sector level, holdings within the information technology and health care sectors had the largest negative impact on relative performance. Among the key individual detractors for the period were an underweight position in Apple Inc., an overweight position in Occidental Petroleum Corporation, and not owning benchmark name NVIDIA Corporation. Conversely, holdings in the industrials and financial sectors had the greatest positive impact on relative performance. Among the largest individual contributors were overweight positions in Morgan Stanley and Caterpillar Inc., and an underweight position in Exxon Mobil Corporation.
Top Ten Holdings as of May 31, 2017 (as a percentage of net assets)

PayPal Holdings, Inc.	1.2%
McDonald’s Corp.	1.2%
Alphabet, Inc. - Class C	1.1%
Amazon.com, Inc.	1.1%
Caterpillar, Inc.	1.1%
Comcast Corp. – Class A	1.1%
NextEra Energy, Inc.	1.1%
Wal-Mart Stores, Inc.	1.1%
Starbucks Corp.	1.1%
Mastercard, Inc. - Class A	1.1%
Portfolio holdings are subject to change daily.
As of the end of the reporting period, the strategy’s largest sector overweights were the industrials and consumer staples sectors; the largest sector underweight was the information technology sector. Sector exposures are purely a function of the strategy’s rules-based investment discipline and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security of falls more than 30%, the position is sold. The portfolio is rebalanced quarterly in order to realign the strategy’s holdings to its initial 1% weightings.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

Average Annual Total Returns for the Periods Ended May 31, 2017
	1 Year	5 Year	Since Inception of Classes A, C, I, and W June 30, 2008	Since Inception of Classes O and R March 23, 2012	Since Inception of Class R6 October 1, 2014
Including Sales Charge:
Class A(1)	8.40%	13.06%	8.95%	—	—
Class C(2)	13.37%	13.80%	9.03%	—	—
Class I	15.35%	14.75%	9.96%	—	—
Class O	14.95%	14.39%	—	12.45%	—
Class R	14.64%	14.11%	—	12.19%	—
Class R6(3)	15.36%	14.75%	—	—	9.97%
Class W	15.27%	14.66%	9.95%	—	—
Excluding Sales Charge:
Class A	15.00%	14.41%	9.68%	—	—
Class C	14.37%	13.80%	9.03%	—	—
Class I	15.35%	14.75%	9.96%	—	—
Class O	14.95%	14.39%	—	12.45%	—
Class R	14.64%	14.11%	—	12.19%	—
Class R6(3)	15.36%	14.75%	—	—	9.97%
Class W	15.27%	14.66%	9.95%	—	—
S&P 500® Index	17.47%	15.42%	9.73%	13.50%	9.73%
Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Corporate Leaders® 100 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Small Company Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2017 (as a percentage of net assets)

Financials	18.4%
Information Technology	16.3%
Industrials	14.7%
Consumer Discretionary	12.1%
Health Care	11.3%
Real Estate	7.0%
Materials	6.6%
Energy	2.9%
Consumer Staples	2.6%
Utilities	2.3%
Exchange-Traded Funds	2.0%
Telecommunication Services	0.8%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.25% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned 20.36% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to unfavorable stock selection. While an underweight allocation to the pharmaceutical and biotechnology sector generated positive results, stock selection within the sector detracted the greatest value. Stock selection within the industrial materials sector as well as an allocation to cash, was also a headwind during the period. Conversely, stock selection within the commercial services and health care equipment and services sector contributed the most to performance.
Among the key detractors for the period were Carrizo Oil & Gas, Inc., American Eagle Outfitters, Inc. and QEP Resources, Inc.
Within the energy sector, an overweight position in Carrizo Oil & Gas, Inc. and owning non-benchmark name, QEP Resources, Inc. underperformed during the period. Shares of both companies declined in conjunction with the overall category during the first quarter 2017 sell-off of the energy sector.
Within the retail sector, an overweight position in American Eagle Outfitters, Inc., detracted from results during the month. Despite management’s initiatives which are expected to support growth in the long-term, shares declined during the period following lowered fiscal first quarter guidance siting expectations for continued challenges in the mall environment.
Among the main individual contributors to performance were Marriott Vacations Worldwide Corporation, Veeco Instruments Inc. and Barnes Group Inc.
Top Ten Holdings as of May 31, 2017* (as a percentage of net assets)

iShares Russell 2000 ETF	2.0%
QTS Realty Trust, Inc.	1.1%
Big Lots, Inc.	1.0%
Performance Food Group Co.	1.0%
Healthsouth Corp.	1.0%
NuVasive, Inc.	1.0%
MB Financial, Inc.	1.0%
Commercial Metals Co.	1.0%
Childrens Place Retail Stores, Inc.	1.0%
Cousins Properties, Inc.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Within the consumer services sector, owning an overweight position in Marriott Vacations Worldwide Corporation generated positive results during the period. Shares rose in response to reported strong quarterly results and positive guidance largely due to the positive trends in timeshare sales.
An overweight position in Veeco Instruments Inc., a company that designs, manufactures and markets equipment for light emitting diodes, positively contributed to performance during the period after the company reported better than anticipated second quarter 2016 results and an increase in demand.
An overweight position in Barnes Group Inc., a manufacturer of engineered products and solutions for the transportation, communication, manufacturing, and technology industries within the capital goods sector, generated positive performance during the year. Shares have advanced following consistently strong quarterly performance driven by management’s strategic initiatives, continued organic growth and a healthy industrial and aero environment.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Small Company Fund

Average Annual Total Returns for the Periods Ended May 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008
Including Sales Charge:
Class A(1)	11.48%	12.82%	6.53%	—
Class C(2)	16.42%	13.34%	6.37%	—
Class I	18.64%	14.55%	7.50%	—
Class O	18.27%	14.17%	—	8.66%
Class R(3)	18.06%	13.92%	6.97%	—
Class R6(4)	18.77%	14.63%	7.54%	—
Class W(5)	18.63%	14.48%	7.38%	—
Excluding Sales Charge:
Class A	18.25%	14.17%	7.16%	—
Class C	17.42%	13.34%	6.37%	—
Class I	18.64%	14.55%	7.50%	—
Class O	18.27%	14.17%	—	8.66%
Class R(3)	18.06%	13.92%	6.97%
Class R6(4)	18.77%	14.63%	7.54%	—
Class W(5)	18.63%	14.48%	7.38%	—
Russell 2000®	20.36%	14.04%	6.40%	8.55%
Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Small Company Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R incepted on October 4, 2016. The Class R shares performance shown for the period prior to their inception date is the performance of Class A shares with adjustment for any differences in the expenses between the two classes.

(4)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(5)
Class W incepted on June 12, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2016 to May 31, 2017. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2017*	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2017*
Voya Corporate Leaders® 100 Fund
Class A	$1,000.00	$1,079.40	0.81%	$4.20	$1,000.00	$1,020.89	0.81%	$4.08
Class C	1,000.00	1,076.50	1.37	7.09	1,000.00	1,018.10	1.37	6.89
Class I	1,000.00	1,081.00	0.49	2.54	1,000.00	1,022.49	0.49	2.47
Class O	1,000.00	1,079.50	0.87	4.51	1,000.00	1,020.59	0.87	4.38
Class R	1,000.00	1,078.00	1.12	5.80	1,000.00	1,019.35	1.12	5.64
Class R6	1,000.00	1,081.20	0.48	2.49	1,000.00	1,022.54	0.48	2.42
Class W	1,000.00	1,080.90	0.56	2.91	1,000.00	1,022.14	0.56	2.82
Voya Small Company Fund
Class A	$1,000.00	$1,040.70	1.35%	$6.87	$1,000.00	$1,018.20	1.35%	$6.79
Class C	1,000.00	1,036.80	2.10	10.66	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	1,042.30	1.04	5.30	1,000.00	1,019.75	1.04	5.24
Class O	1,000.00	1,040.80	1.35	6.87	1,000.00	1,018.20	1.35	6.79
Class R	1,000.00	1,039.30	1.60	8.13	1,000.00	1,016.95	1.60	8.05
Class R6	1,000.00	1,043.00	0.96	4.89	1,000.00	1,020.14	0.96	4.84
Class W	1,000.00	1,042.00	1.10	5.60	1,000.00	1,019.45	1.10	5.54

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Series Fund, Inc.:
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund, each a series of Voya Series Fund, Inc., as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Series Fund, Inc. as of May 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
July 26, 2017

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2017

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$1,020,117,239	$664,505,696
Short-term investments at fair value**	10,241,000	65,062,283
Total investments at fair value	$1,030,358,239	$729,567,979
Cash	825	847
Cash collateral for futures	346,387	—
Receivables:
Investment securities sold	—	3,262,393
Fund shares sold	1,272,050	2,725,182
Dividends	2,721,692	518,648
Prepaid expenses	57,689	48,450
Reimbursement due from manager	55,171	57,810
Other assets	34,080	15,944
Total assets	1,034,846,133	736,197,253
LIABILITIES:
Payable for investment securities purchased	—	8,157,010
Payable for fund shares redeemed	1,355,451	391,186
Payable upon receipt of securities loaned	—	41,608,283
Payable for investment management fees	413,091	522,001
Payable for distribution and shareholder service fees	179,140	24,376
Payable for directors fees	4,692	2,968
Payable to directors under the deferred compensation plan (Note 6)	34,080	15,944
Other accrued expenses and liabilities	482,390	387,864
Total liabilities	2,468,844	51,109,632
NET ASSETS	$1,032,377,289	$685,087,621
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$748,080,030	$573,754,384
Undistributed net investment income	7,482,047	114,011
Accumulated net realized gain (loss)	(8,980,809)	48,267,639
Net unrealized appreciation	285,796,021	62,951,587
NET ASSETS	$1,032,377,289	$685,087,621
+ Including securities loaned at value	$—	$40,611,092
* Cost of investments in securities	$734,354,550	$601,554,109
** Cost of short-term investments	$10,241,000	$65,062,283
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2017 (continued)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
Class A
Net assets	$298,606,095	$64,898,643
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	14,849,273	4,360,513
Net asset value and redemption price per share†	$20.11	$14.88
Maximum offering price per share (5.75%)(1)	$21.34	$15.79
Class C
Net assets	$109,431,550	$11,495,123
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	5,479,277	942,550
Net asset value and redemption price per share†	$19.97	$12.20
Class I
Net assets	$352,048,067	$510,988,628
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	17,497,992	29,345,909
Net asset value and redemption price per share	$20.12	$17.41
Class O
Net assets	$88,890,443	$2,332,155
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,425,570	156,931
Net asset value and redemption price per share	$20.09	$14.86
Class R
Net assets	$59,970,488	$3,351
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,001,661	226
Net asset value and redemption price per share	$19.98	$14.83
Class R6
Net assets	$23,040,163	$90,757,783
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,144,885	5,206,978
Net asset value and redemption price per share	$20.12	$17.43
Class W
Net assets	$100,390,483	$4,611,938
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,984,377	265,531
Net asset value and redemption price per share	$20.14	$17.37

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2017

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends	$22,512,294	$6,870,349
Securities lending income, net	27,903	462,720
Total investment income	22,540,197	7,333,069
EXPENSES:
Investment management fees	4,475,781	5,444,701
Distribution and shareholder service fees:
Class A	753,438	152,173
Class B(1)	10,275	873
Class C	1,104,080	95,615
Class O	214,421	5,606
Class R	276,895	10
Transfer agent fees:
Class A	412,361	117,923
Class B(1)	1,420	173
Class C	150,821	18,431
Class I	115,296	892,453
Class O	117,152	4,343
Class R	75,529	4
Class R6	458	840
Class W	92,424	3,406
Shareholder reporting expense	83,870	73,535
Registration fees	105,570	89,813
Professional fees	71,203	57,265
Custody and accounting expense	110,823	95,180
Directors fees	28,153	17,808
Miscellaneous expense	68,212	43,993
Interest expense	258	220
Total expenses	8,268,440	7,114,365
Waived and reimbursed fees	(985,595)	(676,357)
Net expenses	7,282,845	6,438,008
Net investment income	15,257,352	895,061
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	60,407,355	78,620,067
Futures	1,136,949	—
Net realized gain	61,544,304	78,620,067
Net change in unrealized appreciation (depreciation) on:
Investments	53,930,000	16,670,823
Futures	(3,517)	—
Net change in unrealized appreciation (depreciation)	53,926,483	16,670,823
Net realized and unrealized gain	115,470,787	95,290,890
Increase in net assets resulting from operations	$130,728,139	$96,185,951

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Corporate Leaders® 100 Fund		Voya Small Company Fund
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income	$15,257,352	$14,299,409	$895,061	$1,261,029
Net realized gain (loss)	61,544,304	(19,829,845)	78,620,067	35,395,695
Net change in unrealized appreciation (depreciation)	53,926,483	(1,732,346)	16,670,823	(36,112,268)
Increase (decrease) in net assets resulting from operations	130,728,139	(7,262,782)	96,185,951	544,456
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,575,877)	(4,686,787)	—	—
Class B(1)	(7,520)	(6,076)	—	—
Class C	(1,069,993)	(1,130,312)	—	—
Class I	(5,163,040)	(5,064,223)	(922,026)	(671,966)
Class O	(1,244,756)	(1,182,591)	—	—
Class R	(721,925)	(573,297)	(6)	—
Class R6	(324,563)	(121,906)	(194,572)	(50,570)
Class W	(968,897)	(689,422)	(1,828)	(1,254)
Net realized gains:
Class A	—	—	(4,384,158)	(8,899,415)
Class B(1)	—	—	(7,259)	(44,567)
Class C	—	—	(810,237)	(1,294,960)
Class I	—	—	(27,956,970)	(56,182,587)
Class O	—	—	(160,473)	(345,093)
Class R	—	—	(228)	—
Class R6	—	—	(4,455,868)	(2,875,862)
Class W	—	—	(71,629)	(159,904)
Total distributions	(14,076,571)	(13,454,614)	(38,965,254)	(70,526,178)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	273,679,447	280,851,798	275,301,549	141,401,009
Reinvestment of distributions	11,138,159	10,462,885	38,457,393	69,576,951
	284,817,606	291,314,683	313,758,942	210,977,960
Cost of shares redeemed	(260,066,895)	(299,147,728)	(185,749,070)	(191,905,047)
Net increase (decrease) in net assets resulting from capital share transactions	24,750,711	(7,833,045)	128,009,872	19,072,913
Net increase (decrease) in net assets	141,402,279	(28,550,441)	185,230,569	(50,908,809)
NET ASSETS:
Beginning of year or period	890,975,010	919,525,451	499,857,052	550,765,861
End of year or period	$1,032,377,289	$890,975,010	$685,087,621	$499,857,052
Undistributed net investment income at end of year or period	$7,482,047	$6,350,599	$114,011	$396,537

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund
Class A
05-31-17	17.75	0.30•	2.35	2.65	0.29	—	—	0.29	—	20.11	15.00	0.91	0.81	0.81	1.57	298,606	19
05-31-16	18.11	0.28	(0.38)	(0.10)	0.26	—	—	0.26	—	17.75	(0.50)	0.93	0.81	0.81	1.60	298,764	33
05-31-15	16.65	0.24•	1.39	1.63	0.17	—	—	0.17	—	18.11	9.80	0.93	0.83	0.83	1.37	314,471	28
05-31-14	13.99	0.19	2.64	2.83	0.17	—	—	0.17	—	16.65	20.37	0.97	0.90	0.90	1.28	248,851	14
05-31-13	10.99	0.19•	3.02	3.21	0.16	0.05	—	0.21	—	13.99	29.58	0.96	0.90	0.90	1.56	200,599	23
Class C
05-31-17	17.63	0.19•	2.33	2.52	0.18	—	—	0.18	—	19.97	14.37	1.66	1.37	1.37	1.02	109,432	19
05-31-16	18.02	0.18•	(0.39)	(0.21)	0.18	—	—	0.18	—	17.63	(1.15)	1.68	1.37	1.37	1.05	107,782	33
05-31-15	16.60	0.15•	1.39	1.54	0.12	—	—	0.12	—	18.02	9.31	1.68	1.37	1.37	0.87	106,971	28
05-31-14	13.97	0.12•	2.63	2.75	0.12	—	—	0.12	—	16.60	19.78	1.72	1.40	1.40	0.79	51,134	14
05-31-13	10.98	0.12	3.03	3.15	0.11	0.05	—	0.16	—	13.97	28.94	1.71	1.40	1.40	1.05	26,086	23
Class I
05-31-17	17.76	0.37	2.34	2.71	0.35	—	—	0.35	—	20.12	15.35	0.57	0.49	0.49	1.92	352,048	19
05-31-16	18.12	0.34	(0.38)	(0.04)	0.32	—	—	0.32	—	17.76	(0.18)	0.59	0.49	0.49	1.92	288,623	33
05-31-15	16.65	0.30•	1.39	1.69	0.22	—	—	0.22	—	18.12	10.20	0.56	0.50	0.50	1.72	292,927	28
05-31-14	13.99	0.24•	2.64	2.88	0.22	—	—	0.22	—	16.65	20.75	0.58	0.58	0.58	1.60	152,651	14
05-31-13	10.98	0.25•	2.98	3.23	0.17	0.05	—	0.22	—	13.99	29.85	0.61	0.60	0.60	1.96	98,747	23
Class O
05-31-17	17.73	0.30	2.34	2.64	0.28	—	—	0.28	—	20.09	14.95	0.91	0.87	0.87	1.52	88,890	19
05-31-16	18.10	0.27	(0.39)	(0.12)	0.25	—	—	0.25	—	17.73	(0.62)	0.93	0.87	0.87	1.54	82,753	33
05-31-15	16.63	0.24	1.39	1.63	0.16	—	—	0.16	—	18.10	9.83	0.93	0.87	0.87	1.32	87,028	28
05-31-14	13.97	0.20	2.63	2.83	0.17	—	—	0.17	—	16.63	20.39	0.97	0.90	0.90	1.28	82,276	14
05-31-13	10.98	0.19•	3.02	3.21	0.17	0.05	—	0.22	—	13.97	29.63	0.96	0.90	0.90	1.56	70,197	23
Class R
05-31-17	17.65	0.23	2.34	2.57	0.24	—	—	0.24	—	19.98	14.64	1.16	1.12	1.12	1.28	59,970	19
05-31-16	18.03	0.22•	(0.39)	(0.17)	0.21	—	—	0.21	—	17.65	(0.88)	1.18	1.12	1.12	1.30	49,674	33
05-31-15	16.58	0.19•	1.39	1.58	0.13	—	—	0.13	—	18.03	9.57	1.18	1.12	1.12	1.09	45,882	28
05-31-14	13.94	0.16•	2.64	2.80	0.16	—	—	0.16	—	16.58	20.17	1.22	1.15	1.15	1.04	31,958	14
05-31-13	10.98	0.16•	3.02	3.18	0.17	0.05	—	0.22	—	13.94	29.35	1.21	1.15	1.15	1.27	17,650	23
Class R6
05-31-17	17.76	0.37•	2.34	2.71	0.35	—	—	0.35	—	20.12	15.36	0.52	0.48	0.48	1.93	23,040	19
05-31-16	18.13	0.34•	(0.39)	(0.05)	0.32	—	—	0.32	—	17.76	(0.23)	0.54	0.48	0.48	1.97	13,724	33
10-01-14(4) - 05-31-15	17.02	0.33•	1.00	1.33	0.22	—	—	0.22	—	18.13	7.85	0.66	0.48	0.48	1.86	4,696	28
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund (continued)
Class W
05-31-17	17.78	0.36•	2.34	2.70	0.34	—	—	0.34	—	20.14	15.27	0.66	0.56	0.56	1.88	100,390	19
05-31-16	18.13	0.32•	(0.37)	(0.05)	0.30	—	—	0.30	—	17.78	(0.23)	0.68	0.56	0.56	1.83	48,507	33
05-31-15	16.67	0.31•	1.36	1.67	0.21	—	—	0.21	—	18.13	10.09	0.68	0.58	0.58	1.74	66,109	28
05-31-14	14.02	0.24•	2.63	2.87	0.22	—	—	0.22	—	16.67	20.58	0.72	0.65	0.65	1.53	7,561	14
05-31-13	11.01	0.21•	3.03	3.24	0.18	0.05	—	0.23	—	14.02	29.82	0.71	0.65	0.65	1.69	2,420	23
Voya Small Company Fund
Class A
05-31-17	13.51	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.88	18.25	1.42	1.35	1.35	(0.12)	64,899	69
05-31-16	16.15	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.51	0.17	1.45	1.35	1.35	0.01	56,493	58
05-31-15	16.01	(0.04)	1.72	1.68	—	1.54	—	1.54	—	16.15	11.10	1.35	1.34	1.34	(0.24)	48,797	34
05-31-14	15.08	(0.01)	2.55	2.54	—	1.61	—	1.61	—	16.01	17.12	1.35	1.35	1.35	(0.05)	51,543	34
05-31-13	13.04	0.01	3.16	3.17	—	1.13	—	1.13	—	15.08	25.86	1.41	1.41	1.41	0.08	51,827	55
Class C
05-31-17	11.32	(0.09)	2.06	1.97	—	1.09	—	1.09	—	12.20	17.42	2.17	2.10	2.10	(0.87)	11,495	69
05-31-16	14.06	(0.09)•	(0.12)	(0.21)	—	2.53	—	2.53	—	11.32	(0.58)	2.20	2.10	2.10	(0.75)	7,439	58
05-31-15	14.23	(0.13)	1.50	1.37	—	1.54	—	1.54	—	14.06	10.27	2.10	2.09	2.09	(0.99)	6,658	34
05-31-14	13.66	(0.11)	2.29	2.18	—	1.61	—	1.61	—	14.23	16.23	2.10	2.10	2.10	(0.80)	6,452	34
05-31-13	11.99	(0.09)	2.89	2.80	—	1.13	—	1.13	—	13.66	25.01	2.16	2.16	2.16	(0.67)	5,607	55
Class I
05-31-17	15.63	0.03	2.88	2.91	0.04	1.09	—	1.13	—	17.41	18.64	1.17	1.04	1.04	0.20	510,989	69
05-31-16	18.25	0.05	(0.11)	(0.06)	0.03	2.53	—	2.56	—	15.63	0.46	1.16	1.04	1.04	0.30	407,492	58
05-31-15	17.91	0.01	1.94	1.95	0.07	1.54	—	1.61	—	18.25	11.50	1.12	1.04	1.04	0.06	463,005	34
05-31-14	16.66	0.04	2.82	2.86	—	1.61	—	1.61	—	17.91	17.43	1.14	1.04	1.04	0.26	475,469	34
05-31-13	14.29	0.07	3.49	3.56	0.05	1.14	—	1.19	—	16.66	26.40	1.16	1.04	1.04	0.45	415,044	55
Class O
05-31-17	13.49	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.86	18.27	1.42	1.35	1.35	(0.12)	2,332	69
05-31-16	16.13	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.49	0.17	1.45	1.35	1.35	(0.00)*	2,116	58
05-31-15	15.99	(0.04)	1.72	1.68	0.00*	1.54	—	1.54	—	16.13	11.12	1.35	1.34	1.34	(0.24)	2,303	34
05-31-14	15.07	(0.01)	2.54	2.53	—	1.61	—	1.61	—	15.99	17.07	1.35	1.35	1.35	(0.05)	2,308	34
05-31-13	13.03	0.01	3.16	3.17	—	1.13	—	1.13	—	15.07	25.88	1.41	1.41	1.41	0.08	2,095	55
Class R
10-04-16(4) - 05-31-17	14.23	(0.04)•	1.76	1.72	0.03	1.09	—	1.12	—	14.83	12.11	1.67	1.60	1.60	(0.41)	3	69
Class R6
05-31-17	15.64	0.05•	2.88	2.93	0.05	1.09	—	1.14	—	17.43	18.77	0.98	0.96	0.96	0.27	90,758	69
05-31-16	18.26	0.07	(0.12)	(0.05)	0.04	2.53	—	2.57	—	15.64	0.54	0.99	0.97	0.97	0.36	25,186	58
05-31-15	17.93	0.03	1.93	1.96	0.09	1.54	—	1.63	—	18.26	11.53	0.97	0.96	0.96	0.13	28,149	34
05-31-14	16.66	0.05	2.83	2.88	—	1.61	—	1.61	—	17.93	17.56	0.99	0.99	0.99	0.33	14,579	34
05-31-13(4) - 05-31-13	16.66	0.00*	0.00*	0.00*	—	—	—	—	—	16.66	0.00	1.04	1.04	1.04	0.51	3	55
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund (continued)
Class W
05-31-17	15.59	0.02	2.88	2.90	0.03	1.09	—	1.12	—	17.37	18.63	1.17	1.10	1.10	0.17	4,612	69
05-31-16	18.21	0.04	(0.11)	(0.07)	0.02	2.53	—	2.55	—	15.59	0.39	1.20	1.10	1.10	0.23	1,010	58
05-31-15	17.88	0.00*	1.93	1.93	0.06	1.54	—	1.60	—	18.21	11.40	1.10	1.09	1.09	0.01	1,425	34
05-31-14	16.64	0.03	2.82	2.85	—	1.61	—	1.61	—	17.88	17.39	1.10	1.10	1.10	0.17	991	34
05-31-13	14.26	0.05	3.48	3.53	0.01	1.14	—	1.15	—	16.64	26.24	1.16	1.16	1.16	0.33	992	55

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017

NOTE 1  —  ORGANIZATION
Voya Series Fund, Inc. (the “Company”) is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series which comprise the Company. The two series (each, a “Fund” and collectively, the “Funds”) included in this report are: Voya Corporate Leaders® 100 Fund (“Corporate Leaders® 100”) and Voya Small Company Fund (“Small Company”), each a diversified series of the Company.
Each Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class R6, and Class W. At the close of business on May 2, 2017 (the “Conversion Date”), all outstanding Class B shares of each Fund were converted to Class A shares of the same Fund, which was prior to the date the Class B shares would normally be converted to Class A shares. Shareholders will benefit from the earlier Conversion Date because the 12b-1 fees for Class A shares are lower than the 12b-1 fees for Class B shares. Class B shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) will be payable in connection with this early conversion. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 —  SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 —  SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign exchange currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 —  SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the year ended May 31, 2017, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally,

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 —  SIGNIFICANT ACCOUNTING POLICIES (continued)

legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 —  SIGNIFICANT ACCOUNTING POLICIES (continued)

transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities.
The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2017, Corporate Leaders® 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2017, Corporate Leaders® 100 had an average notional value on futures contracts purchased of  $5,122,757. Please refer to the table following the Portfolio of Investments for open futures contracts for Corporate Leaders® 100 at May 31, 2017.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 —  SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Corporate Leaders® 100	$197,166,315	$174,294,455
Small Company	477,667,237	393,028,337
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders® 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Small Company(1)	0.950% on the first $250 million; 0.900% on the next $250 million; 0.875% on the next $250 million; 0.850% on the next $1.25 billion; and 0.825% in excess of $2 billion

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

(1)
The Investment Adviser is contractually obligated to waive 0.02% of the management fee for Small Company. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares, with the exception of Class I, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class O	Class R
Corporate Leaders® 100	0.25%	1.00%(1)	0.25%	0.50%
Small Company	0.25%	1.00%	0.25%	0.50%

(1)
The Distributor has agreed to waive 0.25% of the distribution fee. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the year ended May 31, 2017, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Corporate Leaders® 100	$44,564	$—
Small Company	15,109	—
	Class A	Class C
Contingent Deferred Sales Charges:
Corporate Leaders® 100	$2	$7,732
Small Company	32	787
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2017, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Funds:
Subsidiary	Fund	Percentage
Voya Institutional Trust Company	Corporate Leaders® 100	8.51%
	Small Company	5.83
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2017, the following Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Corporate Leaders® 100	Transfer Agent	$350,788
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Corporate Leaders® 100	0.90%	1.45%	0.65%	0.90%	1.15%	0.65%	0.65%
Small Company	1.50%	2.25%	1.25%	1.50%	1.75%	1.04%	1.25%
Pursuant to side letter agreements, through October 1, 2017, the Investment Adviser has further lowered the expense limits for certain share classes of shares of the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Corporate Leaders® 100	0.81%	1.45%	0.49%	0.90%	1.15%	0.48%	0.56%
Small Company(1)	1.35%	2.10%	1.04%	1.35%	1.60%	1.04%	1.10%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	May 31,
	2018	2019	2020	Total
Corporate Leaders® 100	$371,281	$484,140	$404,513	$1,259,934
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2017, are as follows:
	May 31,
	2018	2019	2020	Total
Corporate Leaders® 100
Class A	$149,663	$187,748	$170,609	$508,020
Class C	5,453	—	—	5,453
Class I	24,361	125,471	85,207	235,039
Class O	8,469	—	—	8,469
Class R	3,383	—	—	3,383
Class R6	1,142	263	442	1,847
Class W	12,764	29,252	37,725	79,741
Small Company
Class I	204,982	—	—	204,982
Each Expense Limitation Agreement is contractual through October 1, 2017 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 19, 2017, the line of credit agreement was renewed and each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Funds or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Fund utilized the line of credit during the year ended May 31, 2017, as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders® 100	4	$602,000	1.83%

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
Corporate Leaders® 100
Class A
5/31/2017	1,942,694	—	209,885	(4,139,420)	3,096	(1,983,745)	36,943,033	—	4,015,105	(79,122,641)	61,947	(38,102,556)
5/31/2016	3,236,942	—	237,734	(4,001,676)	—	(527,000)	56,144,105	—	4,096,145	(68,278,412)	—	(8,038,162)
Class B(1)
5/31/2017	—	—	375	(61,845)	(3,086)	(64,556)	—	—	7,218	(1,227,894)	(61,947)	(1,282,623)
5/31/2016	—	—	339	(15,456)	—	(15,117)	—	—	5,865	(274,894)	—	(269,029)
Class C
5/31/2017	1,083,844	—	42,046	(1,759,508)	—	(633,618)	20,568,599	—	800,986	(33,389,981)	—	(12,020,396)
5/31/2016	1,506,213	—	46,675	(1,377,148)	—	175,740	26,037,000	—	800,937	(23,543,529)	—	3,294,408
Class I
5/31/2017	6,401,532	—	224,438	(5,383,136)	—	1,242,834	124,012,547	—	4,291,265	(101,954,501)	—	26,349,311
5/31/2016	8,250,823	—	241,157	(8,402,426)	—	89,554	141,438,639	—	4,150,320	(144,173,627)	—	1,415,332
Class O
5/31/2017	264,306	—	2,582	(509,199)	—	(242,311)	5,032,654	—	49,377	(9,646,769)	—	(4,564,738)
5/31/2016	348,415	—	2,729	(492,628)	—	(141,484)	5,984,719	—	46,963	(8,514,815)	—	(2,483,133)
Class R
5/31/2017	659,616	—	36,478	(509,306)	—	186,788	12,365,757	—	694,538	(9,582,669)	—	3,477,626
5/31/2016	564,014	—	32,396	(326,713)	—	269,697	9,640,961	—	555,917	(5,601,825)	—	4,595,053
Class R6
5/31/2017	537,971	—	16,975	(182,809)	—	372,137	10,181,351	—	324,563	(3,527,564)	—	6,978,350
5/31/2016	732,097	—	7,083	(225,462)	—	513,718	12,584,926	—	121,906	(3,832,760)	—	8,874,072
Class W
5/31/2017	3,330,509	—	49,901	(1,124,605)	—	2,255,805	64,575,506	—	955,107	(21,614,876)	—	43,915,737
5/31/2016	1,668,676	—	39,746	(2,625,569)	—	(917,147)	29,021,448	—	684,832	(44,927,866)	—	(15,221,586)
Small Company
Class A
5/31/2017	1,071,219	—	291,234	(1,187,914)	3,314	177,853	15,869,139	—	4,295,704	(17,533,987)	50,599	2,681,455
5/31/2016	2,135,817	—	679,764	(1,654,183)	—	1,161,398	30,360,241	—	8,694,181	(23,559,101)	—	15,495,321
Class B(1)
5/31/2017	—	—	589	(7,102)	(3,975)	(10,488)	—	—	7,259	(87,669)	(50,599)	(131,009)
5/31/2016	353	—	3,443	(23,508)	—	(19,712)	3,853	—	37,594	(289,599)	—	(248,152)
Class C
5/31/2017	400,184	—	63,942	(178,864)	—	285,262	4,903,715	—	775,611	(2,180,908)	—	3,498,418
5/31/2016	177,211	—	113,158	(106,445)	—	183,924	2,136,514	—	1,216,454	(1,242,500)	—	2,110,468
Class I
5/31/2017	9,967,626	—	1,663,063	(8,359,963)	—	3,270,726	169,816,960	—	28,654,586	(141,939,991)	—	56,531,555
5/31/2016	5,990,369	—	3,828,093	(9,120,000)	—	698,462	94,894,370	—	56,540,938	(149,417,933)	—	2,017,375
Class O
5/31/2017	20,599	—	7	(20,554)	—	52	304,373	—	101	(296,472)	—	8,002
5/31/2016	33,975	—	15	(19,875)	—	14,115	437,262	—	193	(277,782)	—	159,673
Class R
10/4/2016(2) - 5/31/2017	210	—	16	—	—	226	3,000	—	234	—	—	3,234
Class R6
5/31/2017	4,632,312	—	269,747	(1,305,510)	—	3,596,549	79,766,282	—	4,650,440	(22,528,295)	—	61,888,427
5/31/2016	857,252	—	197,999	(986,286)	—	68,965	13,235,222	—	2,926,432	(16,384,226)	—	(222,572)
Class W
5/31/2017	265,582	—	4,273	(69,114)	—	200,741	4,638,080	—	73,458	(1,181,748)	—	3,529,790
5/31/2016	21,553	—	10,934	(45,956)	—	(13,469)	333,547	—	161,159	(733,906)	—	(239,200)

(1)
Class B converted to Class A on May 2, 2017.

(2)
Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2017:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$306,535	$(306,535)	$—
CIBC World Markets INC	1,234,170	(1,234,170)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	3,974,143	(3,974,143)	—
Citigroup Global Markets Inc.	39,908	(39,908)	—
Credit Suisse Securities (USA) LLC	733,252	(733,252)	—
Goldman, Sachs & Co.	8,580,669	(8,580,669)	—
J.P. Morgan Securities LLC	16,329,483	(16,329,483)	—
Morgan Stanley & Co. LLC	6,648,630	(6,648,630)	—
National Financial Services LLC	785,540	(785,540)	—
RBC Dominion Securities Inc	241,305	(241,305)	—
SG Americas Securities, LLC	180,568	(180,568)	—
Scotia Capital (USA) INC	330,316	(330,316)	—
UBS AG	174,924	(174,924)	—
UBS Securities LLC.	760,693	(760,693)	—
Wells Fargo Securities LLC	290,956	(290,956)	—
Total	$40,611,092	$(40,611,092)	$—

(1)
Collateral with a fair value of  $41,608,283 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2017:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Corporate Leaders® 100	$—	$(49,333)	$49,333
Small Company	63,616	(59,155)	(4,461)
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2017		Year Ended May 31, 2016
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Corporate Leaders® 100	$14,076,571	$—	$13,454,614	$—
Small Company	7,722,870(1)	31,306,000	7,333,592	63,192,586

(1)
Includes $63,616 of equalization.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Corporate Leaders® 100	$7,531,496	$311,301	$276,503,911	$—	—
Small Company	16,143,690	33,131,185	62,817,210	(730,750)*	2018

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

As of May 31, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 13 — SUBSEQUENT EVENTS
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 14.0%
11,596	@	Amazon.com, Inc.	$11,533,614	1.1
270,873		Comcast Corp. – Class A	11,292,695	1.1
286,937		General Motors Co.	9,735,772	1.0
69,144		Home Depot, Inc.	10,614,295	1.0
123,457		Lowe’s Cos, Inc.	9,724,708	1.0
78,570		McDonald’s Corp.	11,855,427	1.2
5,681	@	Priceline.com, Inc.	10,663,748	1.0
174,698		Starbucks Corp.	11,112,540	1.1
183,900		Target Corp.	10,142,085	1.0
103,636		Time Warner, Inc.	10,310,746	1.0
1,454,960		Other Securities	37,485,998	3.5
			144,471,628	14.0
		Consumer Staples: 12.2%
141,020		Altria Group, Inc.	10,638,549	1.0
238,509		Coca-Cola Co.	10,845,004	1.0
138,748		Colgate-Palmolive Co.	10,594,797	1.0
60,520		Costco Wholesale Corp.	10,919,624	1.1
128,859		CVS Health Corp.	9,900,237	1.0
111,531		Kraft Heinz Co.	10,283,158	1.0
234,761		Mondelez International, Inc.	10,937,515	1.1
90,574		PepsiCo, Inc.	10,585,384	1.0
89,504		Philip Morris International, Inc.	10,722,579	1.0
112,645		Procter & Gamble Co.	9,922,898	1.0
141,927		Wal-Mart Stores, Inc.	11,155,462	1.1
121,960		Other Securities	9,881,199	0.9
			126,386,406	12.2
		Energy: 6.3%
1,388,890		Other Securities	65,269,838	6.3
		Financials: 14.3%
124,456		Allstate Corp.	10,745,531	1.0
162,386		American International Group, Inc.	10,332,621	1.0
213,769		Bank of New York Mellon Corp.	10,072,795	1.0
60,711	@	Berkshire Hathaway, Inc. – Class B	10,034,314	1.0
26,527		Blackrock, Inc.	10,855,910	1.1
167,914		Citigroup, Inc.	10,165,514	1.0
194,945		US Bancorp	9,920,751	1.0
1,434,488		Other Securities	75,716,997	7.2
			147,844,433	14.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 14.5%
228,070		Abbott Laboratories	$10,413,676	1.0
155,217		AbbVie, Inc.	10,247,426	1.0
183,535		Bristol-Myers Squibb Co.	9,901,713	1.0
118,532		Danaher Corp.	10,068,108	1.0
150,459		Gilead Sciences, Inc.	9,763,285	1.0
81,506		Johnson & Johnson	10,453,145	1.0
125,454		Medtronic PLC	10,573,263	1.0
160,134		Merck & Co., Inc.	10,426,325	1.0
61,583		UnitedHealth Group, Inc.	10,788,110	1.1
639,331		Other Securities	56,978,297	5.4
			149,613,348	14.5
		Industrials: 13.3%
53,120		3M Co.	10,861,446	1.1
57,089		Boeing Co.	10,711,609	1.0
108,996		Caterpillar, Inc.	11,491,448	1.1
52,330		FedEx Corp.	10,143,647	1.0
53,823		General Dynamics Corp.	10,939,525	1.1
81,019		Honeywell International, Inc.	10,774,717	1.0
37,558		Lockheed Martin Corp.	10,558,680	1.0
66,339		Raytheon Co.	10,880,259	1.1
95,012		Union Pacific Corp.	10,479,824	1.0
95,261		United Parcel Service, Inc. - Class B	10,094,808	1.0
90,356		United Technologies Corp.	10,958,376	1.1
510,606		Other Securities	19,390,476	1.8
			137,284,815	13.3
		Information Technology: 14.4%
84,307		Accenture PLC	10,493,692	1.0
12,221	@	Alphabet, Inc. - Class C	11,791,554	1.1
70,594		Apple, Inc.	10,783,939	1.0
71,348	@	Facebook, Inc.	10,806,368	1.1
284,209		Intel Corp.	10,262,787	1.0
90,179		Mastercard, Inc. - Class A	11,081,196	1.1
154,626		Microsoft Corp.	10,799,080	1.0
227,406		Oracle Corp.	10,321,958	1.0
233,360	@	PayPal Holdings, Inc.	12,183,726	1.2
177,632		Qualcomm, Inc.	10,172,985	1.0
125,377		Texas Instruments, Inc.	10,342,349	1.0
114,151		Visa, Inc. - Class A	10,870,600	1.1
359,582		Other Securities	18,414,946	1.8
			148,325,180	14.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 2.9%
124,456	Du Pont E I de Nemours & Co.	$9,822,068	1.0
89,639	Monsanto Co.	10,525,411	1.0
158,313	Other Securities	9,809,073	0.9
		30,156,552	2.9
	Real Estate: 0.9%
59,754	Other Securities	9,217,055	0.9
	Telecommunication Services: 1.9%
207,103	Verizon Communications, Inc.	9,659,284	1.0
243,305	Other Securities	9,374,542	0.9
		19,033,826	1.9
	Utilities: 4.1%
123,848	Duke Energy Corp.	10,611,297	1.0
284,607	Exelon Corp.	10,334,080	1.0
79,299	NextEra Energy, Inc.	11,216,050	1.1
204,559	Southern Co.	10,352,731	1.0
		42,514,158	4.1
	Total Common Stock (Cost $734,354,550)	1,020,117,239	98.8
SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
10,241,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%†† (Cost $10,241,000)	10,241,000	1.0
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Short-Term Investments (Cost $10,241,000)	$10,241,000	1.0
Total Investments in Securities (Cost $744,595,550)	$1,030,358,239	99.8
Assets in Excess of Other Liabilities	2,019,050	0.2
Net Assets	$1,032,377,289	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of May 31, 2017.

@
Non-income producing security.

Cost for federal income tax purposes is $753,854,327.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$295,151,979
Gross Unrealized Depreciation	(18,648,067)
Net Unrealized Appreciation	$276,503,912

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$1,020,117,239	$—	$—	$1,020,117,239
Short-Term Investments	10,241,000	—	—	10,241,000
Total Investments, at fair value	$1,030,358,239	$—	$—	$1,030,358,239
Other Financial Instruments+
Futures	33,332	—	—	33,332
Total Assets	$1,030,391,571	$—	$—	$1,030,391,571

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2017 (continued)

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2017, the following futures contracts were outstanding for Voya Corporate Leaders® 100 Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	75	06/16/17	$9,041,625	$33,332
			$9,041,625	$33,332

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$33,332
Total Asset Derivatives		$33,332

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,136,949
Total	$1,136,949

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(3,517)
Total	$(3,517)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.0%
		Consumer Discretionary: 12.1%
144,653	L	Big Lots, Inc.	$7,063,406	1.0
96,771		Cheesecake Factory	5,707,554	0.9
60,691		Childrens Place Retail Stores, Inc.	6,566,766	1.0
59,564		Jack in the Box, Inc.	6,348,331	0.9
2,082,752		Other Securities	56,920,905	8.3
			82,606,962	12.1
		Consumer Staples: 2.6%
239,645	@	Performance Food Group Co.	6,781,953	1.0
826,301		Other Securities(a)	11,168,524	1.6
			17,950,477	2.6
		Energy: 2.9%
1,199,277		Other Securities(a)	19,546,803	2.9
		Financials: 18.4%
181,459		Bank of NT Butterfield & Son Ltd.	5,984,518	0.9
124,731		Chemical Financial Corp.	5,609,153	0.8
147,322		Great Western Bancorp, Inc.	5,577,611	0.8
142,216		Horace Mann Educators Corp.	5,439,762	0.8
492,604		Investors Bancorp, Inc.	6,517,151	1.0
161,068		MB Financial, Inc.	6,632,780	1.0
455,451		OM Asset Management Plc	6,358,096	0.9
146,938		Renasant Corp.	5,870,173	0.9
107,064		Simmons First National Corp.	5,433,498	0.8
299,115		Sterling Bancorp/DE	6,416,017	0.9
128,474		WSFS Financial Corp.	5,665,703	0.8
2,006,587		Other Securities	60,573,197	8.8
			126,077,659	18.4
		Health Care: 11.3%
93,477	@	Amedisys, Inc.	5,601,142	0.8
167,888	@	AMN Healthcare Services, Inc.	6,085,940	0.9
149,214		Healthsouth Corp.	6,763,871	1.0
89,764	@	NuVasive, Inc.	6,734,993	1.0
116,644	@	Prestige Brands Holdings, Inc.	5,876,525	0.8
164,809	@	Tivity Health, Inc.	5,595,265	0.8
1,289,255		Other Securities(a)	40,824,714	6.0
			77,482,450	11.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 14.7%
149,740		ABM Industries, Inc.	$6,444,810	0.9
130,108	@	Atlas Air Worldwide Holdings, Inc.	6,336,260	0.9
115,987		Barnes Group, Inc.	6,563,704	1.0
112,437	@	Beacon Roofing Supply, Inc.	5,422,836	0.8
105,909	@	On Assignment, Inc.	5,549,632	0.8
282,493	@	Schneider National, Inc.	5,610,311	0.8
45,431	@	Teledyne Technologies, Inc.	5,974,631	0.9
142,789		Tetra Tech, Inc.	6,561,154	1.0
82,504		Woodward, Inc.	5,620,172	0.8
833,137		Other Securities	46,291,688	6.8
			100,375,198	14.7
		Information Technology: 16.3%
51,947	@	CACI International, Inc.	6,394,676	0.9
22,413	@	Coherent, Inc.	5,561,786	0.8
105,864	@	Commvault Systems, Inc.	5,941,617	0.9
241,538		Diebold Nixdorf, Inc.	6,388,680	0.9
135,951	@	Electronics for Imaging, Inc.	6,446,796	0.9
46,234		Fair Isaac Corp.	6,133,402	0.9
65,495		j2 Global, Inc.	5,542,187	0.8
69,347	@,L	Proofpoint, Inc.	5,963,842	0.9
143,186	@	Verint Systems, Inc.	5,884,945	0.9
1,839,617		Other Securities(a)	57,725,417	8.4
			111,983,348	16.3
		Materials: 6.6%
148,979		Carpenter Technology Corp.	5,433,264	0.8
366,355		Commercial Metals Co.	6,631,025	1.0
81,499		Minerals Technologies, Inc.	5,863,853	0.8
836,558		Other Securities	27,374,899	4.0
			45,303,041	6.6
		Real Estate: 7.0%
766,933		Cousins Properties, Inc.	6,564,946	1.0
308,952		Easterly Government Properties, Inc.	6,135,787	0.9
221,347		Gramercy Property Trust	6,540,804	0.9
144,374		QTS Realty Trust, Inc.	7,539,210	1.1
805,617		Other Securities	20,951,028	3.1
			47,731,775	7.0
		Telecommunication Services: 0.8%
143,392		Cogent Communications Holdings, Inc.	5,649,645	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities: 2.3%
79,811		Black Hills Corp.	$5,550,057	0.8
173,121		Other Securities	10,424,206	1.5
			15,974,263	2.3
		Total Common Stock (Cost $589,438,322)	650,681,621	95.0
EXCHANGE-TRADED FUNDS: 2.0%
101,409	L	iShares Russell 2000 ETF	13,824,075	2.0
		Total Exchange-Traded Funds (Cost $12,115,787)	13,824,075	2.0
		Total Long-Term Investments (Cost $601,554,109)	664,505,696	97.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.5%
	Securities Lending Collateralcc: 6.1%
9,882,194	Bank of Nova Scotia, Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $9,882,411, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $10,080,063, due 06/22/17-09/09/49)	9,882,194	1.4
9,882,194	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $9,882,416, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $10,079,838, due 06/15/17-03/20/67)	9,882,194	1.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
3,243,574	Daiwa Capital Markets, Repurchase Agreement dated 05/31/17, 0.85%, due 06/01/17 (Repurchase Amount $3,243,650, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,308,445, due 06/08/17-12/01/51)	$3,243,574	0.5
9,882,194	NBC Global Finance Ltd., Repurchase Agreement dated 05/31/17, 0.95%, due 06/01/17 (Repurchase Amount $9,882,451, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $10,079,839, due 08/15/21-09/09/49)	9,882,194	1.5
8,718,127	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/17, 0.94%, due 06/01/17 (Repurchase Amount $8,718,352, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,908,560, due 01/15/19-02/15/46)	8,718,127	1.3
		41,608,283	6.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
23,454,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%†† (Cost $23,454,000)	23,454,000	3.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2017 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $65,062,283)	$65,062,283	9.5
Total Investments in Securities (Cost $666,616,392)	$729,567,979	106.5
Liabilities in Excess of Other Assets	(44,480,358)	(6.5)
Net Assets	$685,087,621	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of May 31, 2017.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at May 31, 2017.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $666,750,769.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$87,610,792
Gross Unrealized Depreciation	(24,793,582)
Net Unrealized Appreciation	$62,817,210

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$650,681,621	$—	$—	$650,681,621
Exchange-Traded Funds	13,824,075	—	—	13,824,075
Short-Term Investments	23,454,000	41,608,283	—	65,062,283
Total Investments, at fair value	$687,959,696	$41,608,283	$—	$729,567,979

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2017 were as follows:
Fund Name	Type	Per Share Amount
Voya Corporate Leaders® 100 Fund
Class A	NII	$0.2876
Class C	NII	$0.1839
Class I	NII	$0.3475
Class O	NII	$0.2767
Class R	NII	$0.2412
Class R6	NII	$0.3495
Class W	NII	$0.3364
Fund Name	Type	Per Share Amount
Voya Small Company Fund
Class A	NII	$—
Class C	NII	$—
Class I	NII	$0.0358
Class O	NII	$—
Class R(1)	NII	$0.0284
Class R6	NII	$0.0474
Class W	NII	$0.0277
All Classes	STCG	$0.1876
All Classes	LTCG	$0.8979

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
(1) Commenced operations October 4, 2016.
Of the ordinary distributions made during the year ended May 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Corporate Leaders® 100 Fund	100.00%
Voya Small Company Fund	26.25%
For the year ended May 31, 2017, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Corporate Leaders® 100 Fund	100.00%
Voya Small Company Fund	26.76%
The Funds designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Small Company Fund	100.00%
The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Small Company Fund	$31,306,000
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163050         (0517-072616)

Annual Report
May 31, 2017
Classes A, C, I, O, R and W
Domestic Equity Fund
■
Voya Mid Cap Research Enhanced Index Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Two sides to a coin
Dear Shareholder,
Having passed the one-year anniversary of the passage of the Brexit referendum and navigated through the French elections, political risk in the European Union seems to have eased somewhat, with markets remaining fairly calm along the way. The U.S. Federal Reserve Board continues to attempt to steer the U.S. economy toward its goals of full employment and 2% inflation. The Federal Open Market Committee (“FOMC”) followed through on its latest guidance in June, raising short-term interest rates for the third time since December. The FOMC maintains its outlook for at least one more short-term interest rate hike in 2017 and three in 2018. While this expresses confidence in U.S. economic and job growth, there are two sides to every coin.
Though certain data continues to support an economic growth story, certain “hard” data such as retail sales and inflation are not as robust as they were last year. The International Monetary Fund (“IMF”) recently cut its forecasts of U.S. growth for 2017 and 2018, from 2.3 and 2.5 percent, respectively, to 2.1 percent for both years. In support of its decision, the IMF cited its lack of confidence that the Trump administration will be able to boost growth with tax cuts and fiscal spending.
Meanwhile, market volatility as measured by the Chicago Board Options Exchange Volatility Index® is hovering near historical lows, raising concerns that markets have been calm for too long and investors may be leaning too heavily on U.S. equities.
As “Fedspeak” and geopolitics draw investor attention into the second half of 2017, it’s important to consider these views for what they are — sides to a coin. On any given day, whichever side comes up seems to create the most commotion. It’s critical to your financial well-being not to get distracted by the noise and to keep focused on the signal. We believe that maintaining a globally diversified portfolio is the best way to work toward meeting your investment goals, regardless of the headlines on any given day.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
June 28, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended May 31, 2017

In our semi-annual report we described how investor sentiment, having recovered after the British electorate voted in June to leave the European Union, was finally upended overnight by the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, built on its 5.40% gain from the first half of the fiscal year to end up 17.23% for the whole year. (The Index returned 16.42% for the year ended May 31, 2017, measured in U.S. dollars.)
Markets were thrown into disarray when on November 8, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having drifted sideways for two months the Index jumped 2.63% higher in November and 2.78% in December. The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14, and projected three more in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade soon faded in 2017. Item 1 would be the American Health Care Act to replace the Affordable Care Act. The second version of the bill narrowly passed the House on May 4 after the first was abandoned, but was not expected to survive Senate review. Complex and contentious issues were involved, as they are with policies on tax reform, deregulation and infrastructure spending. Commentators increasingly cautioned that this and other political controversies would impede and at least delay any meaningful reflationary boost from policy.
However, investors seemed to take comfort from signs, emerging even before the election, of budding reflation in key economic areas, which would continue to grow in 2017.
In the euro zone, unemployment edged down to 9.3%, still high but the lowest in eight years. The region’s composite purchasing managers’ index reached a six-year high. Gross domestic product (“GDP”) grew 1.8% in 2016 over 2015, slightly faster than in the U.S. (1.6%). From April the European Central Bank “tapered” its bond buying from €80 billion per month to €60 billion, which would put upward pressure on bond yields.
China had been a grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. But over the next 12 months, matters stabilized. While too much debt and sharply rising home prices were still problems, GDP growth was targeted at 6.5% year-over-year. Actual growth in the first quarter of 2016 was 6.9%. Very much in the reflation theme, producer prices, after 54 consecutive months of annual declines, turned positive from September 2016.
In the U.S., the labor market continued to tighten. The May employment report showed the unemployment rate falling to 4.4%. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) to interest rates on March 15 with another expected in June.
To be sure there remained areas of sluggishness, like core consumer price inflation and wage growth, but each piece of negative news, whether economic or political, seemed to excite a buy-the-dip mentality and May ended with the Index barely below its best level.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 1.58% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond sub-index exactly broke even, coupons offset by a capital loss as the yield curve rose. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 4.26%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) 13.57%.
U.S. equities, represented by the S&P 500® index including dividends, climbed 17.47% in the 12 months through May. The earnings per share of its constituent companies looked set to top 13% growth year-over-year in the first quarter of 2017, the best increase since 2011. The technology sector was the leader, up 33.82%, with nearly half of the sector’s contribution coming from Apple, Microsoft, Facebook and Alphabet. Energy was the weakest sector, down 0.82%, with oil prices little changed over the year.
In currencies, the dollar fell 0.77% against the euro, moving in a fairly narrow range throughout the period. The dollar gained just 0.03% on the yen, the prospects of accelerating U.S. interest rates reversing earlier yen strength, before fading. The dollar rose 12.74% against the pound, driven mainly by Britain’s “Brexit” vote, and exacerbated by growing acrimony between Britain and other European Union members.
In international markets, the MSCI Japan® Index gained 14.69% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index leaped 18.06%, a rotation out of U.S. stocks and into European was a growing theme in the financial press. Corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. The MSCI UK® Index soared 25.65%, about two thirds of it contributed by 10 multi-nationals benefiting from the weaker pound.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P MidCap 400 Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
3

Voya Mid Cap Research Enhanced Index Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2017 (as a percentage of net assets)

Information Technology	18.1%
Financials	16.0%
Industrials	14.5%
Consumer Discretionary	11.3%
Real Estate	9.7%
Health Care	9.2%
Materials	7.6%
Utilities	5.6%
Consumer Staples	3.7%
Energy	2.9%
Exchange-Traded Funds	1.1%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Mid Cap Research Enhanced Index Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Steve Wetter, Vincent Costa, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.97% compared to the S&P MidCap 400 Index (the “Index” or “S&P MidCap”), which returned 17.16% for the same period.
Portfolio Specifics: The Fund underperformed the Index for the period due primarily to unfavorable stock selection. On the sector level, stock selection within the information technology and energy sectors detracted the most value. The Fund’s allocation to cash, although within typical range, was also a drag on performance. By contrast, stock selection within the materials and financials sectors had the largest positive impact. On an individual stock level basis, key detractors for the period include overweight positions in QEP Resources, Inc. and American Eagle Outfitters, Inc. and an underweight position in Advanced Micro Devices, Inc. Among the key contributors for the period were overweight positions in Intersil Corporation Class A, WellCare Health Plans, Inc., and SVB Financial Group.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to emphasize high quality, profitable companies that we believe are relatively
Top Ten Holdings as of May 31, 2017 (as a percentage of net assets)

Domino’s Pizza, Inc.	1.3%
Everest Re Group Ltd.	1.2%
Packaging Corp. of America	1.2%
WellCare Health Plans, Inc.	1.2%
UGI Corp.	1.1%
iShares S&P MidCap 400 Index Fund	1.1%
Toro Co.	1.1%
Huntington Ingalls Industries, Inc.	1.1%
Steel Dynamics, Inc.	1.0%
Signature Bank	1.0%
Portfolio holdings are subject to change daily.
undervalued, have growth potential and are favored by investors. The Fund also utilizes fundamental equity research to select companies that we believe would outperform the Index. The excess returns on stocks selected through both types of research have shown little correlation in the past. This unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Mid Cap Research Enhanced Index Fund

Average Annual Total Returns for the Periods Ended May 31, 2017
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	8.38%	11.36%	4.93%
Class C(2)	13.36%	11.48%	4.71%
Class I	15.29%	12.35%	5.54%
Class O	14.91%	12.02%	5.24%
Class R	14.67%	11.75%	4.98%
Class W(3)	15.19%	12.30%	5.39%
Excluding Sales Charge:
Class A	14.97%	12.04%	5.25%
Class C	14.36%	11.48%	4.71%
Class I	15.29%	12.35%	5.54%
Class O	14.91%	12.02%	5.24%
Class R	14.67%	11.75%	4.98%
Class W(3)	15.19%	12.30%	5.39%
S&P MidCap	17.16%	14.98%	8.15%
Russell Midcap® Value Index	15.27%	15.63%	6.77%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Mid Cap Research Enhanced Index Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 3%. Effective November 15, 2012, the maximum Class A sales charge was increased to 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return. Prior to November 15, 2012, the Class C deferred sales charge was 0.75%.

(3)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Beginning on May 31, 2016 the Fund changed its benchmark from the Russell MidCap® Value Index to the S&P MidCap because the S&P MidCap is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Fund invests.

5

SHAREHOLDER EXPENSES EXAMPLES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2016 to May 31, 2017. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2017*	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2017*
Class A	$1,000.00	$1,058.50	0.99%	$5.08	$1,000.00	$1,020.00	0.99%	$4.99
Class C	1,000.00	1,055.90	1.49	7.64	1,000.00	1,017.50	1.49	7.49
Class I	1,000.00	1,059.70	0.74	3.80	1,000.00	1,021.24	0.74	3.73
Class O	1,000.00	1,058.20	0.99	5.08	1,000.00	1,020.00	0.99	4.99
Class R	1,000.00	1,057.10	1.24	6.36	1,000.00	1,018.75	1.24	6.24
Class W	1,000.00	1,059.30	0.74	3.80	1,000.00	1,021.24	0.74	3.73

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya Mid Cap Research Enhanced Index Fund, a series of Voya Series Fund, Inc., as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Mid Cap Research Enhanced Index Fund as of May 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
July 26, 2017
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2017

ASSETS:
Investments in securities at fair value+*	$160,570,769
Short-term investments at fair value**	3,543,349
Total investments at fair value	$164,114,118
Cash	350
Receivables:
Investment securities sold	278,951
Fund shares sold	15,096
Dividends	199,445
Prepaid expenses	33,349
Reimbursement due from manager	17,229
Other assets	17,797
Total assets	164,676,335
LIABILITIES:
Payable for fund shares redeemed	28,480
Payable upon receipt of securities loaned	3,278,349
Payable for investment management fees	76,046
Payable for distribution and shareholder service fees	38,824
Payable for directors fees	796
Payable to directors under the deferred compensation plan (Note 6)	17,797
Other accrued expenses and liabilities	159,957
Total liabilities	3,600,249
NET ASSETS	$161,076,086
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$139,785,115
Undistributed net investment income	234,465
Accumulated net realized gain	5,978,341
Net unrealized appreciation	15,078,165
NET ASSETS	$161,076,086
+ Including securities loaned at value	$3,206,738
* Cost of investments in securities	$145,492,604
** Cost of short-term investments	$3,543,349
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2017 (continued)

Class A
Net assets	$48,553,548
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,868,422
Net asset value and redemption price per share†	$16.93
Maximum offering price per share (5.75%)(1)	$17.96
Class C
Net assets	$6,634,068
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	420,661
Net asset value and redemption price per share†	$15.77
Class I
Net assets	$9,568,649
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	550,713
Net asset value and redemption price per share	$17.38
Class O
Net assets	$81,066,167
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	4,773,439
Net asset value and redemption price per share	$16.98
Class R
Net assets	$15,048,164
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	902,830
Net asset value and redemption price per share	$16.67
Class W
Net assets	$205,490
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	11,850
Net asset value and redemption price per share	$17.34

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the year ended May 31, 2017

INVESTMENT INCOME:
Dividends	$2,537,552
Securities lending income, net	38,366
Total investment income	2,575,918
EXPENSES:
Investment management fees	875,703
Distribution and shareholder service fees:
Class A	117,700
Class B(1)	46
Class C	55,531
Class O	201,776
Class R	74,747
Transfer agent fees:
Class A	77,012
Class B(1)	10
Class C	12,116
Class I	10,449
Class O	132,047
Class R	24,457
Class W	258
Shareholder reporting expense	34,015
Registration fees	99,800
Professional fees	37,160
Custody and accounting expense	34,722
Directors fees	4,776
Information Statement costs (Note 6)	7,512
Miscellaneous expense	23,529
Interest expense	124
Total expenses	1,823,490
Waived and reimbursed fees	(205,130)
Net expenses	1,618,360
Net investment income	957,558
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,298,668
Capital gain distributions from unaffiliated underlying funds	275
Foreign currency related transactions	(28)
Net realized gain	9,298,915
Net change in unrealized appreciation (depreciation) on:
Investments	11,658,857
Foreign currency related transactions	31
Net change in unrealized appreciation (depreciation)	11,658,888
Net realized and unrealized gain	20,957,803
Increase in net assets resulting from operations	$21,915,361

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income	$957,558	$2,328,510
Net realized gain (loss)	9,298,915	(1,421,985)
Net change in unrealized appreciation (depreciation)	11,658,888	(9,527,645)
Increase (decrease) in net assets resulting from operations	21,915,361	(8,621,120)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(389,176)	(593,912)
Class B(1)	(10)	—
Class C	(31,063)	(55,382)
Class I	(83,298)	(152,420)
Class O	(675,341)	(1,017,000)
Class R	(95,245)	(138,583)
Class W	(1,445)	(2,063)
Net realized gains:
Class A	(387,182)	(2,297,755)
Class B(1)	(47)	(417)
Class C	(65,195)	(370,023)
Class I	(65,940)	(480,977)
Class O	(673,854)	(3,892,243)
Class R	(127,998)	(720,728)
Class W	(1,130)	(6,415)
Total distributions	(2,596,924)	(9,727,918)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,119,947	11,980,338
Reinvestment of distributions	1,257,508	4,816,275
	14,377,455	16,796,613
Cost of shares redeemed	(27,792,865)	(33,925,031)
Net decrease in net assets resulting from capital share transactions	(13,415,410)	(17,128,418)
Net increase (decrease) in net assets	5,903,027	(35,477,456)
NET ASSETS:
Beginning of year or period	155,173,059	190,650,515
End of year or period	$161,076,086	$155,173,059
Undistributed net investment income at end of year or period	$234,465	$509,119

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-17	14.97	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.93	14.97	1.12	0.99	0.99	0.63	48,554	90
05-31-16	16.66	0.23	(0.98)	(0.75)	0.19	0.75	—	0.94	—	14.97	(4.08)	1.11	0.99	0.99	1.49	44,983	143
05-31-15	19.67	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.66	7.96	1.03	0.99	0.99	1.23	56,826	73
05-31-14	18.22	0.09	3.01	3.10	0.04	1.61	—	1.65	—	19.67	17.57	1.01	0.99	0.99	0.45	58,939	122
05-31-13	14.67	0.05	3.74	3.79	0.06	0.18	—	0.24	—	18.22	26.10	1.02	0.99	0.99	0.28	55,247	102
Class C
05-31-17	13.97	0.03	1.97	2.00	0.06	0.14	—	0.20	—	15.77	14.36	1.62	1.49	1.49	0.13	6,634	90
05-31-16	15.60	0.15	(0.92)	(0.77)	0.11	0.75	—	0.86	—	13.97	(4.54)	1.61	1.49	1.49	0.98	7,373	143
05-31-15	18.68	0.13•	1.16	1.29	0.22	4.15	—	4.37	—	15.60	7.41	1.53	1.49	1.49	0.74	8,718	73
05-31-14	17.42	(0.01)	2.88	2.87	—	1.61	—	1.61	—	18.68	17.03	1.51	1.49	1.49	(0.05)	9,463	122
05-31-13	14.06	(0.04)	3.59	3.55	0.01	0.18	—	0.19	—	17.42	25.45	1.52	1.49	1.49	(0.22)	8,314	102
Class I
05-31-17	15.35	0.15•	2.19	2.34	0.17	0.14	—	0.31	—	17.38	15.29	0.82	0.74	0.74	0.89	9,569	90
05-31-16	17.06	0.28	(1.00)	(0.72)	0.24	0.75	—	0.99	—	15.35	(3.82)	0.80	0.74	0.74	1.74	9,620	143
05-31-15	20.06	0.29•	1.24	1.53	0.38	4.15	—	4.53	—	17.06	8.20	0.70	0.70	0.70	1.52	12,190	73
05-31-14	18.52	0.15	3.07	3.22	0.07	1.61	—	1.68	—	20.06	18.00	0.67	0.67	0.67	0.77	13,478	122
05-31-13	14.91	0.09•	3.80	3.89	0.10	0.18	—	0.28	—	18.52	26.43	0.70	0.70	0.70	0.56	12,826	102
Class O
05-31-17	15.02	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.98	14.91	1.12	0.99	0.99	0.63	81,066	90
05-31-16	16.71	0.23	(0.97)	(0.74)	0.20	0.75	—	0.95	—	15.02	(4.05)	1.11	0.99	0.99	1.49	78,693	143
05-31-15	19.72	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.71	7.93	1.03	0.99	0.99	1.24	92,467	73
05-31-14	18.26	0.09	3.02	3.11	0.04	1.61	—	1.65	—	19.72	17.60	1.01	0.99	0.99	0.45	97,002	122
05-31-13	14.71	0.05	3.74	3.79	0.06	0.18	—	0.24	—	18.26	26.05	1.02	0.99	0.99	0.26	87,976	102
Class R
05-31-17	14.75	0.06	2.10	2.16	0.10	0.14	—	0.24	—	16.67	14.67	1.37	1.24	1.24	0.38	15,048	90
05-31-16	16.41	0.20	(0.97)	(0.77)	0.14	0.75	—	0.89	—	14.75	(4.29)	1.36	1.24	1.24	1.25	14,352	143
05-31-15	19.45	0.18•	1.21	1.39	0.28	4.15	—	4.43	—	16.41	7.64	1.28	1.24	1.24	0.99	20,193	73
05-31-14	18.04	0.04	2.99	3.03	0.01	1.61	—	1.62	—	19.45	17.36	1.26	1.24	1.24	0.20	17,380	122
05-31-13	14.54	0.00*	3.70	3.70	0.02	0.18	—	0.20	—	18.04	25.70	1.27	1.24	1.24	0.02	15,871	102
Class W
05-31-17	15.33	0.15•	2.17	2.32	0.17	0.14	—	0.31	—	17.34	15.19	0.87	0.74	0.74	0.88	205	90
05-31-16	17.04	0.26•	(0.98)	(0.72)	0.24	0.75	—	0.99	—	15.33	(3.80)	0.86	0.74	0.74	1.74	148	143
05-31-15	20.03	0.25•	1.28	1.53	0.37	4.15	—	4.52	—	17.04	8.21	0.78	0.74	0.74	1.37	126	73
05-31-14	18.50	0.15•	3.05	3.20	0.06	1.61	—	1.67	—	20.03	17.89	0.76	0.74	0.74	0.77	70	122
05-31-13	14.90	0.09	3.79	3.88	0.10	0.18	—	0.28	—	18.50	26.36	0.77	0.74	0.74	0.59	52	102
See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Mid Cap Research Enhanced Index Fund (“Mid Cap Research Enhanced Index” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class R and Class W. At the close of business on May 2, 2017 (the “Conversion Date”), all outstanding Class B shares of the Fund were converted to Class A shares of the same Fund, which was prior to the date the Class B shares would normally be converted to Class A shares. Shareholders will benefit from the earlier Conversion Date because the 12b-1 fees for Class A shares are lower than the 12b-1 fees for Class B shares. Class B shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) will be payable in connection with this early conversion. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices forexchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the year ended May 31, 2017, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$142,095,718	$156,686,082
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of $2 billion.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class O	Class R
0.25%	0.75%	0.25%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2017, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$1,935	$—
Contingent Deferred Sales Charges:	$257	$141
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended May 31, 2017, the Fund incurred $7,512 of information statement costs associated with changes to the Fund’s name, investment objective, principal investment strategies, benchmark and portfolio managers. The Investment Adviser reimbursed the Fund for these costs.

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At May 31, 2017, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	8.77%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 1.00%, 1.50%, 0.75%, 1.00%, 1.25% and 0.75% for Class A, Class C, Class I, Class O, Class R and Class W, respectively.
Pursuant to a side letter agreement, through October 1, 2017, the Investment Adviser has agreed to further lower the expense limits to 0.99%, 1.49%, 0.74%, 0.99%, 1.24% and 0.74% for Class A, Class C, Class I, Class O, Class R, and Class W, respectively. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, are as follows:
May 31,			Total
2018	2019	2020
$ —	$82,592	$135,469	$218,061
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, as of May 31, 2017, are as follows:
	May 31,			Total
	2018	2019	2020
Class A	$23,325	$27,241	$21,816	$72,382
Class C	3,493	4,295	3,434	11,222
Class R	8,170	8,549	6,927	23,646
Class O	36,818	46,443	37,412	120,673
Class W	44	77	72	193
The Expense Limitation Agreement and the side letter agreement are contractual through October 1, 2017 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 19, 2017, the line of credit agreement was renewed and the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 8 — LINE OF CREDIT (continued)

Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the year ended May 31, 2017, the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
3	$1,067,000	1.41%

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	#	($)
Class A
5/31/2017	321,410	—	45,111	(503,136)	311	(136,304)	5,282,752	—	742,519	(8,170,139)	5,324	(2,139,544)
5/31/2016	159,781	—	199,160	(765,892)	—	(406,951)	2,374,842	—	2,770,320	(11,331,847)	—	(6,186,685)
Class B(1)
5/31/2017	3	—	2	(1)	(345)	(341)	43	—	28	(9)	(5,324)	(5,262)
5/31/2016	—	—	23	(8,350)	—	(8,327)	—	—	287	(121,544)	—	(121,257)
Class C
5/31/2017	28,831	—	5,422	(141,392)	—	(107,139)	442,535	—	83,329	(2,153,474)	—	(1,627,610)
5/31/2016	56,158	—	27,524	(114,872)	—	(31,190)	736,203	—	358,086	(15,596,362)	—	(502,073)
Class I
5/31/2017	131,457	—	8,701	(216,053)	—	(75,895)	2,235,638	—	146,876	(3,449,143)	—	(1,066,629)
5/31/2016	68,798	—	43,255	(199,915)	—	(87,862)	1,024,476	—	616,384	(3,041,711)	—	(1,400,851)
Class O
5/31/2017	186,269	—	3,801	(656,277)	—	(466,207)	3,051,254	—	62,747	(10,635,494)	—	(7,521,493)
5/31/2016	470,406	—	15,598	(780,346)	—	(294,342)	6,621,865	—	217,747	(11,585,043)	—	(4,745,431)
Class R
5/31/2017	121,881	—	13,548	(205,611)	—	(70,182)	1,973,895	—	219,884	(3,288,885)	—	(1,095,106)
5/31/2016	81,041	—	61,587	(400,041)	—	(257,413)	1,183,707	—	844,973	(6,236,565)	—	(4,207,885)
Class W
5/31/2017	7,942	—	126	(5,897)	—	2,171	133,830	—	2,125	(95,721)	—	40,234
5/31/2016	2,538	—	596	(827)	—	2,307	39,245	—	8,478	(11,959)	—	35,764

(1)
Class B converted to Class A on May 2, 2017.

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the
Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 10 — SECURITIES LENDING (continued)

the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2017:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
CIBC World Markets INC	$478,009	$(478,009)	$—
Goldman, Sachs & Co.	1,223,948	(1,223,948)	—
J.P. Morgan Securities LLC	316,672	(316,672)	—
Morgan Stanley & Co. LLC	858,856	(858,856)	—
RBC Dominion Securities Inc	211,839	(211,839)	—
UBS Securities LLC.	117,414	(117,414)	—
Total	$3,206,738	$(3,206,738)	$—

(1)
Collateral with a fair value of  $3,278,349 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2017:
Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$43,366	$(43,366)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2017		Year Ended May 31, 2016
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$1,275,578	$1,321,346	$2,920,055	$6,807,863
The tax-basis components of distributable earnings as of May 31, 2017 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)
$3,473,141	$2,874,803	$(28)	$14,977,489
At May 31, 2017, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 12 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

20

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 11.3%
24,939		Brunswick Corp.	$1,378,129	0.9
32,079		CalAtlantic Group, Inc.	1,156,127	0.7
54,389		Dana, Inc.	1,148,696	0.7
9,546		Domino’s Pizza, Inc.	2,021,079	1.3
14,236		Thor Industries, Inc.	1,288,785	0.8
344,377		Other Securities(a)	11,121,951	6.9
			18,114,767	11.3
		Consumer Staples: 3.7%
11,637		Ingredion, Inc.	1,327,665	0.8
17,401	@	Post Holdings, Inc.	1,397,997	0.9
65,043		Other Securities	3,255,700	2.0
			5,981,362	3.7
		Energy: 2.9%
300,887		Other Securities	4,712,250	2.9
		Financials: 16.0%
30,112		East West Bancorp, Inc.	1,648,030	1.0
7,688		Everest Re Group Ltd.	1,957,749	1.2
33,359		First American Financial Corp.	1,451,784	0.9
37,976	@	Janus Henderson Group PLC	1,187,894	0.8
6,502		MarketAxess Holdings, Inc.	1,239,151	0.8
16,471		Primerica, Inc.	1,189,206	0.8
11,761		Reinsurance Group of America, Inc.	1,464,362	0.9
11,536	@	Signature Bank	1,649,879	1.0
7,705	@	SVB Financial Group	1,313,702	0.8
373,123		Other Securities	12,618,288	7.8
			25,720,045	16.0
		Health Care: 9.2%
8,813	@	Abiomed, Inc.	1,211,170	0.8
28,292		Healthsouth Corp.	1,282,476	0.8
13,118	@	Masimo Corp.	1,141,791	0.7
10,782	@	WellCare Health Plans, Inc.	1,852,348	1.2
122,285		Other Securities(a)	9,238,906	5.7
			14,726,691	9.2
		Industrials: 14.5%
11,984		Carlisle Cos., Inc.	1,214,339	0.8
14,664		Curtiss-Wright Corp.	1,320,200	0.8
18,505		EMCOR Group, Inc.	1,166,185	0.7
8,932		Huntington Ingalls Industries, Inc.	1,748,975	1.1
73,362	@	JetBlue Airways Corp.	1,644,776	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
15,915		Manpowergroup, Inc.	$1,621,261	1.0
12,215		Nordson Corp.	1,415,474	0.9
15,691		Regal-Beloit Corp.	1,242,727	0.8
25,617		Timken Co.	1,182,225	0.7
26,229		Toro Co.	1,796,424	1.1
192,354		Other Securities(a)	9,071,478	5.6
			23,424,064	14.5
		Information Technology: 18.1%
52,261	@	ARRIS International PLC	1,465,398	0.9
16,384		Belden, Inc.	1,163,264	0.7
24,212		CDK Global, Inc.	1,488,070	0.9
52,607	@	Ciena Corp.	1,235,212	0.8
20,839	@	Cirrus Logic, Inc.	1,374,332	0.9
20,926	@	Commvault Systems, Inc.	1,174,472	0.7
48,094		Convergys Corp.	1,169,165	0.7
15,268		j2 Global, Inc.	1,291,978	0.8
13,051		LogMeIn, Inc.	1,448,661	0.9
12,773	@	Tech Data Corp.	1,238,598	0.8
442,014		Other Securities(a)	16,159,291	10.0
			29,208,441	18.1
		Materials: 7.6%
19,120		Packaging Corp. of America	1,953,299	1.2
49,656		Steel Dynamics, Inc.	1,687,808	1.0
232,530		Other Securities	8,621,844	5.4
			12,262,951	7.6
		Real Estate: 9.7%
39,824		LaSalle Hotel Properties	1,132,993	0.7
89,896		Medical Properties Trust, Inc.	1,164,153	0.7
46,655	L	Omega Healthcare Investors, Inc.	1,461,235	0.9
369,872		Other Securities	11,903,268	7.4
			15,661,649	9.7
		Utilities: 5.6%
17,434		Black Hills Corp.	1,212,361	0.8
49,577		Great Plains Energy, Inc.	1,424,347	0.9
24,637		National Fuel Gas Co.	1,398,396	0.9
36,085		UGI Corp.	1,846,830	1.1
59,578		Other Securities	3,068,448	1.9
			8,950,382	5.6
		Total Common Stock (Cost $143,778,683)	158,762,602	98.6

See Accompanying Notes to Financial Statements
21

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.1%
10,523	iShares S&P MidCap 400 Index Fund	$1,808,167	1.1
	Total Exchange-Traded Funds (Cost $1,713,921)	1,808,167	1.1
	Total Long-Term Investments (Cost $145,492,604)	160,570,769	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc: 2.0%
1,000,000	BNP Paribas S.A., Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $1,020,000, due 06/30/17-07/20/63)	1,000,000	0.6
1,000,000	Citigroup, Inc., Repurchase Agreement dated 05/31/17, 0.81%, due 06/01/17 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.750%- 11.500%, Market Value plus accrued interest $1,020,000, due 06/01/17-05/15/57)	1,000,000	0.6
278,349	Credit Suisse Securities, Repurchase Agreement dated 05/31/17, 0.75%, due 06/01/17 (Repurchase Amount $278,355, collateralized by various U.S. Government Securities, 2.000%-2.500%, Market Value plus accrued interest $283,922, due 01/15/26-01/15/29)	278,349	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%-7.000%, Market Value plus accrued interest $1,020,000, due 02/19/19-09/09/49)	$1,000,000	0.6
		3,278,349	2.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
265,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%†† (Cost $265,000)	265,000	0.2
	Total Short-Term Investments (Cost $3,543,349)	3,543,349	2.2
	Total Investments in Securities (Cost $149,035,953)	$164,114,118	101.9
	Liabilities in Excess of Other Assets	(3,038,032)	(1.9)
	Net Assets	$161,076,086	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of May 31, 2017.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements
22

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2017 (continued)

L
Loaned security, a portion or all of the security is on loan at May 31, 2017.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $149,136,629.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,387,082
Gross Unrealized Depreciation	(5,409,593)
Net Unrealized Appreciation	$14,977,489

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$158,762,602	$—	$—	$158,762,602
Exchange-Traded Funds	1,808,167	—	—	1,808,167
Short-Term Investments	265,000	3,278,349	—	3,543,349
Total Investments, at fair value	$160,835,769	$3,278,349	$—	$164,114,118

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
23

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2017 were as follows:
Fund Name	Type	Per Share Amount
Voya Mid Cap Research Enhanced Index Fund
Class A	NII	$0.1367
Class C	NII	$0.0648
Class I	NII	$0.1718
Class O	NII	$0.1363
Class R	NII	$0.1012
Class W	NII	$0.1739
All Classes	LTCG	$0.1360

NII – Net investment income
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2017, 67.47% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2017, 67.43% of ordinary distributions paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Fund designates $1,321,346 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
24

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
25

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

26

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December
2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January
2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
27

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

28

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163060         (0517-072617)

Annual Report
May 31, 2017
Voya Global Multi-Asset Fund (formerly, Voya Capital Allocation Fund)
Classes A, C, I, O and W
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Two sides to a coin
Dear Shareholder,
Having passed the one-year anniversary of the passage of the Brexit referendum and navigated through the French elections, political risk in the European Union seems to have eased somewhat, with markets remaining fairly calm along the way. The U.S. Federal Reserve Board continues to attempt to steer the U.S. economy toward its goals of full employment and 2% inflation. The Federal Open Market Committee (“FOMC”) followed through on its latest guidance in June, raising short-term interest rates for the third time since December. The FOMC maintains its outlook for at least one more short-term interest rate hike in 2017 and three in 2018. While this expresses confidence in U.S. economic and job growth, there are two sides to every coin.
Though certain data continues to support an economic growth story, certain “hard” data such as retail sales and inflation are not as robust as they were last year. The International Monetary Fund (“IMF”) recently cut its forecasts of U.S. growth for 2017 and 2018, from 2.3 and 2.5 percent, respectively, to 2.1 percent for both years. In support of its decision, the IMF cited its lack of confidence that the Trump administration will be able to boost growth with tax cuts and fiscal spending.
Meanwhile, market volatility as measured by the Chicago Board Options Exchange Volatility Index® is hovering near historical lows, raising concerns that markets have been calm for too long and investors may be leaning too heavily on U.S. equities.
As “Fedspeak” and geopolitics draw investor attention into the second half of 2017, it’s important to consider these views for what they are — sides to a coin. On any given day, whichever side comes up seems to create the most commotion. It’s critical to your financial well-being not to get distracted by the noise and to keep focused on the signal. We believe that maintaining a globally diversified portfolio is the best way to work toward meeting your investment goals, regardless of the headlines on any given day.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
June 28, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended May 31, 2017

In our semi-annual report we described how investor sentiment, having recovered after the British electorate voted in June to leave the European Union, was finally upended overnight by the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, built on its 5.40% gain from the first half of the fiscal year to end up 17.23% for the whole year. (The Index returned 16.42% for the year ended May 31, 2017, measured in U.S. dollars.)
Markets were thrown into disarray when on November 8, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having drifted sideways for two months the Index jumped 2.63% higher in November and 2.78% in December. The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14, and projected three more in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade soon faded in 2017. Item 1 would be the American Health Care Act to replace the Affordable Care Act. The second version of the bill narrowly passed the House on May 4 after the first was abandoned, but was not expected to survive Senate review. Complex and contentious issues were involved, as they are with policies on tax reform, deregulation and infrastructure spending. Commentators increasingly cautioned that this and other political controversies would impede and at least delay any meaningful reflationary boost from policy.
However, investors seemed to take comfort from signs, emerging even before the election, of budding reflation in key economic areas, which would continue to grow in 2017.
In the euro zone, unemployment edged down to 9.3%, still high but the lowest in eight years. The region’s composite purchasing managers’ index reached a six-year high. Gross domestic product (“GDP”) grew 1.8% in 2016 over 2015, slightly faster than in the U.S. (1.6%). From April the European Central Bank “tapered” its bond buying from €80 billion per month to €60 billion, which would put upward pressure on bond yields.
China had been a grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. But over the next 12 months, matters stabilized. While too much debt and sharply rising home prices were still problems, GDP growth was targeted at 6.5% year-over-year. Actual growth in the first quarter of 2016 was 6.9%. Very much in the reflation theme, producer prices, after 54 consecutive months of annual declines, turned positive from September 2016.
In the U.S., the labor market continued to tighten. The May employment report showed the unemployment rate falling to 4.4%. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) to interest rates on March 15 with another expected in June.
To be sure there remained areas of sluggishness, like core consumer price inflation and wage growth, but each piece of negative news, whether economic or political, seemed to excite a buy-the-dip mentality and May ended with the Index barely below its best level.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 1.58% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond sub-index exactly broke even, coupons offset by a capital loss as the yield curve rose. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 4.26%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) 13.57%.
U.S. equities, represented by the S&P 500® index including dividends, climbed 17.47% in the 12 months through May. The earnings per share of its constituent companies looked set to top 13% growth year-over-year in the first quarter of 2017, the best increase since 2011. The technology sector was the leader, up 33.82%, with nearly half of the sector’s contribution coming from Apple, Microsoft, Facebook and Alphabet. Energy was the weakest sector, down 0.82%, with oil prices little changed over the year.
In currencies, the dollar fell 0.77% against the euro, moving in a fairly narrow range throughout the period. The dollar gained just 0.03% on the yen, the prospects of accelerating U.S. interest rates reversing earlier yen strength, before fading. The dollar rose 12.74% against the pound, driven mainly by Britain’s “Brexit” vote, and exacerbated by growing acrimony between Britain and other European Union members.
In international markets, the MSCI Japan® Index gained 14.69% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index leaped 18.06%, a rotation out of U.S. stocks and into European was a growing theme in the financial press. Corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. The MSCI UK® Index soared 25.65%, about two thirds of it contributed by 10 multi-nationals benefiting from the weaker pound.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays High Yield Bond Index	The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Bloomberg Commodity Index	Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
3

Benchmark Descriptions

Index	Description
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index	An total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
4

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Target Allocations as of May 31, 2017 (percent of net assets)
Asset Class	Target
U.S. Large-Capitalization Stocks	18%
U.S. Mid-Capitalization Stocks	6%
U.S. Small-Capitalization Stocks	4%
Non-U.S./International Stocks	24%
Emerging Markets	10.5%
Global Real Estate Stocks	2%
Commodities	2.5%
Domestic Core Bond	12%
Global Bond	5%
High Yield	6%
Bank Loans	8%
Cash	2%
Total	100%

Voya Global Multi-Asset Fund* (the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, Portfolio Manager, of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund is a fund-of-funds, which may invest in underlying funds and direct securities. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Global Multi-Asset Fund Composite Index (“GMA Composite”)(1), reflects these target allocations.
Performance: For the year ended May 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.83% compared to the S&P Target Risk Growth Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the GMA Composite, which returned 11.87%, 1.58%, 16.44%, 17.69% and 11.97%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed both the S&P Target Risk Growth Index and its strategic GMA Composite.
The GMA Composite outperformed the S&P Target Risk Growth Index primarily because of an overweight to equity and an underweight to U.S. Core Fixed Income. Within equities, the GMA Composite was overweight U.S. Mid Cap, U.S. Small Cap, and International Equity, all of which performed well during the reporting time frame. From a style standpoint, the GMA Composite was overweight U.S. Large Cap Value for most of 2017. This style positioning hurt relative performance as U.S. Large Cap Growth has significantly outperformed Value since the beginning of the year. The GMA Composite held an average underweight to Emerging Markets, the best performing asset class over the reporting period, which was a drag on returns. The GMA Composite has an allocation to Commodities, while the S&P Target Risk Growth Index does not. This detracted from relative performance as the price of oil has experienced large price declines since the beginning of 2017. Within fixed income, an underweight to U.S. Core Fixed Income benefited the GMA Composite as risker areas of the fixed income market, such as High Yield, where the GMA Composite was overweight, performed better.
The Fund attempts to outperform the return of the GMA Composite through tactical asset allocation, i.e., deviating from the GMA Composite asset allocation over the short and medium term. Tactical asset allocation detracted from performance over the period. A long held underweight to Core Fixed Income and an overweight to U.S. Large Cap Value over Growth in 2016 delivered excess returns over the twelve-month period. The investment team continues to prefer equity over fixed income as global growth is becoming more synchronized, corporate earnings are trending higher, and relative valuations support a tilt towards stocks. The main detractors during the period were an overweight to Emerging Markets held through the middle of November and an underweight to international developed equities. The Emerging Markets trade rationale was based on an improving growth outlook driven by commodity producers and a longer runway for an asset class that had been out of favor for years. The position was closed following the U.S. presidential election based on concerns a strengthening U.S. Dollar would continue tightening financial conditions. The underweight to international equity was the result of a number of small fundamental and quantitative based tactical trades over the reporting period that underweighted European and Japanese equities at times when they outperformed other regions of the global equity markets.
The Fund also attempts to outperform the return of the GMA Composite through the selection of underlying funds, which represent the various asset classes within the GMA Composite. Underlying fund selection added value over the period before fees and expenses. The underlying funds with the highest outperformance versus their asset class benchmarks were Voya Global Bond Fund, Voya Large Cap Value Fund and Voya Intermediate Bond Fund. The underlying funds with the largest underperformance were Voya Multi-Manager International Equity Fund, Voya Real Estate Fund and Voya Global Real Estate Fund.
Current Strategy and Outlook: The financial markets have been digesting a lot of news since the start of the year with weak first quarter economic growth, a move toward the U.S. Federal Reserve Board (“Fed”) starting to reduce the size of its $4 trillion balance sheet and newly elected leaders settling into their roles in the United States, UK and France. In the face of

5

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

all of that, global equities have powered ahead with strong gains. We believe the path forward is likely to be a bit narrower and bumpy but we see a number of supports to equities. Let’s take each in turn.
Global earnings continue to improve. The global earnings revision ratio, which measures upgrades to downgrades, surpassed 1 at the end of the first quarter and has continued to climb in April and May. The improvement in earnings expectations was driven by the U.S. and Europe. We believe this ratio climbing is a clear sign of health for equities and to a lesser extent credit markets.
Economic views have been stuck in the crosshairs of very strong soft data — what we like to refer to as survey based data, such as purchasing manager surveys or consumer confidence — and relatively lackluster hard data such as factory orders or retail sales. Some of this is seasonal; generally, the January – March time period has weaker data as taxes are paid and consumers stand back a bit in the post-holiday shopping lull. This year has been no different but the gap between the soft and hard data has been unusually wide. In our view it likely gets reconciled by a meeting in the middle, with a rollover of the soft data and a gentle upswing of the hard data. Our leading indicators of employment and income point to that conclusion.
Central banks, especially the Fed, are well along the path of renormalizing monetary policy. We expect that tight labor markets are going to keep the Fed to its word of hiking interest rates this year. The European Central Bank (“ECB”) is likely to signal that its bond purchase program will peak in 2017. But with the mistake of raising interest rates too early in 2011 still fresh in its memory, we expect the ECB to move very slowly and carefully, as the euro zone economy on the whole still has quite a bit of slack.
What does this mean for markets? In our view, all of these factors add up to financial markets that are well supported, but not fully positioned. Bond strategies have still accumulated more flows than equity strategies this year, which is surprising. It also means that low volatility may persist far longer than expected. Short of an exogenous shock such as geopolitics, we believe equities have a lot of strength to hold onto their gains and bond markets face marginally higher yields.

*
On January 12, 2017, the Fund’s Board of Directors approved changes with respect to the Fund’s name and principal investment strategies. Prior to January 20, 2017, Voya Global Multi-Asset Fund was known as Voya Capital Allocation Fund.

(1)
The GMA Composite is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of May 31 2017, the index allocation is approximately: 4% of the S&P 500® Index, 10.5% of the Bloomberg Barclays U.S. Aggregate Bond Index, 23% of the MSCI EAFE® Index, 6% of the MSCI Emerging Markets Index, 6% of the Russell 1000® Growth Index, 11.5% of the Russell 1000® Value Index, 4% of the Russell 2000® Index, 6% of the Russell Midcap® Index, 5% of the Bloomberg Barclays Global Aggregate Index, 7% of the Bloomberg Barclays High Yield Bond Index, 8% of S&P/LSTA Leveraged Loan Index, 1% of FTSE ERPA/NAREIT Developed Index, 1% of the MSCI U.S. REIT Index, 2% U.S. Treasury Bill 3M, 2.5% of the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index and 2.5% of Bloomberg Commodity Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
6

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Average Annual Total Returns for the Periods Ended May 31, 2017
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	4.46%	6.17%	3.30%
Class C(2)	9.00%	6.62%	3.14%
Class I	11.06%	7.68%	4.18%
Class O	10.82%	7.41%	3.92%
Class W(3)	11.05%	7.70%	4.08%
Excluding Sales Charge:
Class A	10.83%	7.44%	3.92%
Class C	10.00%	6.62%	3.14%
Class I	11.06%	7.68%	4.18%
Class O	10.82%	7.41%	3.92%
Class W(3)	11.05%	7.70%	4.08%
S&P Target Risk Growth Index	11.87%	9.04%	4.74%
Bloomberg Barclays U.S. Aggregate Bond Index	1.58%	2.24%	4.46%
MSCI EAFE® Index	16.44%	10.21%	1.06%
Russell 3000® Index	17.69%	15.26%	6.96%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Multi-Asset Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

7

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2016 to May 31, 2017. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2017**	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2017**
Class A	$1,000.00	$1,088.30	0.52%	$2.71	$1,000.00	$1,022.34	0.52%	$2.62
Class C	1,000.00	1,084.30	1.27	6.60	1,000.00	1,018.60	1.27	6.39
Class I	1,000.00	1,088.80	0.27	1.41	1,000.00	1,023.59	0.27	1.36
Class O	1,000.00	1,088.10	0.52	2.71	1,000.00	1,022.34	0.52	2.62
Class W	1,000.00	1,089.70	0.27	1.41	1,000.00	1,023.59	0.27	1.36

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Global Multi-Asset Fund (formerly, Voya Capital Allocation Fund), a series of Voya Series Fund, Inc., as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, transfer agent of the underlying funds, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Global Multi-Asset Fund as of May 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
July 26, 2017
9

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2017

ASSETS:
Investments in securities at fair value*	$64,083
Investments in affiliated underlying funds at fair value**	107,506,243
Investments in unaffiliated underlying funds at fair value***	46,623,507
Short-term investments at fair value****	539,095
Total investments at fair value	$154,732,928
Cash collateral for futures	1,790,539
Cash pledged as collateral for OTC derivatives (Note 2)	780,000
Foreign cash collateral for futures*****	5,115
Receivables:
Fund shares sold	4,431
Dividends	142,854
Interest	296
Unrealized appreciation on forward foreign currency contracts	79,052
Unrealized appreciation on OTC swap agreements	18,067
Prepaid expenses	23,486
Reimbursement due from manager	88,806
Other assets	19,858
Total assets	157,685,432
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	142,129
Payable for fund shares redeemed	70,033
Unrealized depreciation on forward foreign currency contracts	92,585
Payable for investment management fees	40,448
Payable for distribution and shareholder service fees	43,096
Payable for directors fees	786
Payable to directors under the deferred compensation plan (Note 6)	19,858
Other accrued expenses and liabilities	114,683
Total liabilities	523,618
NET ASSETS	$157,161,814
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$152,042,908
Undistributed net investment income	462,652
Accumulated net realized loss	(9,732,636)
Net unrealized appreciation	14,388,890
NET ASSETS	$157,161,814
* Cost of investments in securities	$61,992
** Cost of investments in affiliated underlying funds	$95,729,792
*** Cost of investments in unaffiliated underlying funds	$44,101,064
**** Cost of short-term investments	$539,095
***** Cost of foreign cash collateral for futures	$5,104
See Accompanying Notes to Financial Statements
10

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2017 (continued)

Class A
Net assets	$69,234,953
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,160,562
Net asset value and redemption price per share†	$11.24
Maximum offering price per share (5.75%)(1)	$11.93
Class C
Net assets	$15,758,480
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,396,148
Net asset value and redemption price per share†	$11.29
Class I
Net assets	$13,077,055
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,146,940
Net asset value and redemption price per share	$11.40
Class O
Net assets	$58,987,581
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,280,345
Net asset value and redemption price per share	$11.17
Class W
Net assets	$103,745
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	9,112
Net asset value and redemption price per share	$11.39

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
11

STATEMENT OF OPERATIONS for the year ended May 31, 2017

INVESTMENT INCOME:
Interest	$295
Dividends from affiliated underlying funds	3,015,838
Dividends from unaffiliated underlying funds	979,116
Total investment income	3,995,249
EXPENSES:
Investment management fees	412,754
Distribution and shareholder service fees:
Class A	164,645
Class B(1)	5,016
Class C	208,957
Class O	144,360
Transfer agent fees:
Class A	132,821
Class B(1)	880
Class C	42,267
Class I	16,698
Class O	115,756
Class W	147
Shareholder reporting expense	36,500
Registration fees	75,673
Professional fees	40,858
Custody and accounting expense	16,580
Directors fees	4,716
Information Statement Costs (Note 6)	10,900
Miscellaneous expense	22,972
Interest expense	144
Total expenses	1,452,644
Waived and reimbursed fees	(495,896)
Net expenses	956,748
Net investment income	3,038,501
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	254,661
Sale of affiliated underlying funds	1,685,536
Sale of unaffiliated underlying funds	3,681,749
Capital gain distributions from affiliated underlying funds	779,657
Foreign currency related transactions	7,232
Futures	(1,720,210)
Net realized gain	4,688,625
Net change in unrealized appreciation (depreciation) on:
Investments	(1,122)
Affiliated underlying funds	6,534,467
Unaffiliated underlying funds	1,982,452
Foreign currency related transactions	(13,522)
Futures	(282,379)
Swaps	18,067
Net change in unrealized appreciation (depreciation)	8,237,963
Net realized and unrealized gain	12,926,588
Increase in net assets resulting from operations	$15,965,089

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income	$3,038,501	$1,876,424
Net realized gain	4,688,625	6,186,332
Net change in unrealized appreciation (depreciation)	8,237,963	(14,468,289)
Increase (decrease) in net assets resulting from operations	15,965,089	(6,405,533)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,178,546)	(1,085,869)
Class B(1)	(2,535)	(4,212)
Class C	(209,516)	(179,583)
Class I	(255,935)	(230,050)
Class O	(1,065,276)	(900,493)
Class W	(1,634)	(853)
Total distributions	(2,713,442)	(2,401,060)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,579,841	9,158,846
Reinvestment of distributions	1,482,342	1,344,828
	12,062,183	10,503,674
Cost of shares redeemed	(28,578,451)	(33,072,893)
Net decrease in net assets resulting from capital share transactions	(16,516,268)	(22,569,219)
Net decrease in net assets	(3,264,621)	(31,375,812)
NET ASSETS:
Beginning of year or period	160,426,435	191,802,247
End of year or period	$157,161,814	$160,426,435
Undistributed net investment income at end of year or period	$462,652	$194,548

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
13

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-17	10.33	0.22	0.88	1.10	0.19	—	—	0.19	—	11.24	10.83	0.85	0.52	0.52	2.01	69,235	102
05-31-16	10.83	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.33	(3.10)	0.80	0.45	0.45	1.22	67,601	65
05-31-15	10.82	0.14•	0.16	0.30	0.29	—	—	0.29	—	10.83	2.86	0.71	0.38	0.38	1.33	86,884	38
05-31-14	9.91	0.14	1.00	1.14	0.23	—	—	0.23	—	10.82	11.57	0.75	0.37	0.37	1.37	86,914	46
05-31-13	8.78	0.21•	1.19	1.40	0.27	—	—	0.27	—	9.91	16.17	0.65	0.38	0.38	2.21	89,440	59
Class C
05-31-17	10.37	0.14•	0.89	1.03	0.11	—	—	0.11	—	11.29	10.00	1.60	1.27	1.27	1.26	15,758	102
05-31-16	10.87	0.05	(0.47)	(0.42)	0.08	—	—	0.08	—	10.37	(3.86)	1.55	1.20	1.20	0.48	21,959	65
05-31-15	10.86	0.06	0.16	0.22	0.21	—	—	0.21	—	10.87	2.09	1.46	1.13	1.13	0.60	26,229	38
05-31-14	9.95	0.06	1.01	1.07	0.16	—	—	0.16	—	10.86	10.81	1.50	1.12	1.12	0.60	27,300	46
05-31-13	8.82	0.14•	1.19	1.33	0.20	—	—	0.20	—	9.95	15.19	1.40	1.13	1.13	1.46	24,344	59
Class I
05-31-17	10.48	0.25	0.89	1.14	0.22	—	—	0.22	—	11.40	11.06	0.53	0.27	0.27	2.26	13,077	102
05-31-16	10.99	0.16	(0.48)	(0.32)	0.19	—	—	0.19	—	10.48	(2.88)	0.47	0.20	0.20	1.46	12,623	65
05-31-15	10.98	0.18	0.15	0.33	0.32	—	—	0.32	—	10.99	3.09	0.42	0.13	0.13	1.59	14,705	38
05-31-14	10.05	0.17	1.02	1.19	0.26	—	—	0.26	—	10.98	11.94	0.40	0.12	0.12	1.63	15,100	46
05-31-13	8.92	0.24•	1.20	1.44	0.31	—	—	0.31	—	10.05	16.30	0.34	0.13	0.13	2.47	14,901	59
Class O
05-31-17	10.27	0.22	0.88	1.10	0.20	—	—	0.20	—	11.17	10.82	0.85	0.52	0.52	2.01	58,988	102
05-31-16	10.77	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.27	(3.10)	0.80	0.45	0.45	1.21	57,455	65
05-31-15	10.77	0.15	0.14	0.29	0.29	—	—	0.29	—	10.77	2.79	0.71	0.38	0.38	1.34	62,183	38
05-31-14	9.86	0.14	1.00	1.14	0.23	—	—	0.23	—	10.77	11.64	0.75	0.37	0.37	1.37	65,315	46
05-31-13	8.75	0.21•	1.18	1.39	0.28	—	—	0.28	—	9.86	16.02	0.65	0.38	0.38	2.21	62,833	59
Class W
05-31-17	10.48	0.23	0.91	1.14	0.23	—	—	0.23	—	11.39	11.05	0.60	0.27	0.27	2.24	104	102
05-31-16	10.98	0.16•	(0.47)	(0.31)	0.19	—	—	0.19	—	10.48	(2.76)	0.55	0.20	0.20	1.58	48	65
05-31-15	10.98	0.04•	0.28	0.32	0.32	—	—	0.32	—	10.98	3.05	0.46	0.13	0.13	0.40	91	38
05-31-14	10.05	0.15•	1.04	1.19	0.26	—	—	0.26	—	10.98	11.91	0.50	0.12	0.12	1.47	8	46
05-31-13	8.91	0.24•	1.20	1.44	0.30	—	—	0.30	—	10.05	16.36	0.40	0.13	0.13	2.47	3	59

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by

See Accompanying Notes to Financial Statements
14

Financial Highlights (continued)

a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)
Ratios do not include expenses of Underlying Funds.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Global Multi-Asset Fund (“Global Multi-Asset” or the “Fund”), a diversified series of the Company. Prior to January 20, 2017, the Fund was known as “Voya Capital Allocation Fund.”
The Fund offers the following classes of shares: Class A, Class C, Class I, Class O and Class W. At the close of business on May 2, 2017 (the “Conversion Date”), all outstanding Class B shares of the Fund were converted to Class A shares of the same Fund, which was prior to the date the Class B shares would normally be converted to Class A shares. Shareholders will benefit from the earlier Conversion Date because the 12b-1 fees for Class A shares are lower than the 12b-1 fees for Class B shares. Class B shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) will be payable in connection with this early conversion. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability,

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the year ended May 31, 2017, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of May 31, 2017, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $97,119 which represents the gross payments to be received by the Fund on open forward foreign currency contracts and total return swaps were they to be unwound as of May 31, 2017. As of May 31, 2017, there was no collateral posted to the Fund by any counterparty.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
As of May 31, 2017, the Fund had a liability position of $92,585 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of May 31, 2017, the Fund could have been required to pay this amount in cash to its counterparties. As of May 31, 2017, the Fund had pledged $780,000 in cash collateral for its open OTC derivatives transactions.
E. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.
During the year ended May 31, 2017, the Fund had an outstanding contract amount on forward foreign currency contracts purchased and sold of  $4,220,829 and $4,519,099, respectively. Please refer to the tables following the Portfolio of Investments for open forwards foreign currency contracts at May 31, 2017.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract,

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2017, the Fund had purchased and sold futures contracts on various equity indices to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Please refer to the table following the Portfolio of Investments for open futures contracts at May 31, 2017.
During the year ended May 31, 2017, the Fund had average notional values on futures contracts purchased and sold of  $6,660,311 and $6,530,609, respectively.
F. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency, commodity and interest rate risk. All outstanding swap agreements are reported following the Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on the Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. The Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, the Fund will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.
Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
For the year ended May 31, 2017, the Fund had entered into total return swaps on commodity-linked indices to gain exposure to the investment return of assets that trade in

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the commodity markets, without investing directly in physical commodities. To the extent the return of the commodity index exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the year ended May 31, 2017, the Fund had an outstanding notional amount of  $15,600,000 on total return swaps. Please refer to the table following the Portfolio of Investments for open total return swaps at May 31, 2017.
G. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2017, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:
Purchases	Sales
$159,582,631	$178,369,416
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds, 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800% thereafter of the Fund’s average daily net assets invested in direct investments, and 0.40% of the Fund’s average daily net assets invested in other investments.
The Investment Adviser is contractually obligated to waive 0.02% of the management fee. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class O
0.25%	1.00%	0.25%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended May 31, 2017, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$4,501	$—
Contingent Deferred Sales Charges:	$—	$835
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended May 31, 2017, the Fund incurred $10,900 of information statement costs associated with changes to the Fund’s name and principal investment strategies.
At May 31, 2017, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Fund.
Subsidiary	Percentage
Voya Institutional Trust Company	5.01%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets”
on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 —  EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)(1)
Class A	Class C	Class I	Class O	Class W
1.15%	1.90%	0.90%	1.15%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
May 31,			Total
2018	2019	2020
$534,263	$413,005	$364,206	$1,311,474
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2017, are as follows:
	May 31,			Total
	2018	2019	2020
Class A	$34,113	$54,087	$46,085	$134,285

23

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 7 —  EXPENSE LIMITATION AGREEMENT (continued)

	May 31,			Total
	2018	2019	2020
Class C	$11,136	$17,617	$14,625	$43,378
Class O	26,026	43,173	39,389	108,588
Class W	48	53	50	151
The Expense Limitation Agreement is contractual through October 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 19, 2017, the line of credit agreement was renewed and the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund did not utilize the line of credit during the year ended May 31, 2017.

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
Class A
5/31/2017	539,223	—	100,216	(1,036,562)	15,322	(381,801)	5,957,421	—	1,049,263	(11,078,527)	170,070	(3,901,773)
5/31/2016	329,532	—	96,258	(1,905,818)	—	(1,480,028)	3,415,037	—	965,499	(19,789,915)	—	(15,409,379)
Class B(1)
5/31/2017	30	—	200	(55,849)	(15,011)	(70,630)	316	—	2,140	(611,353)	(170,070)	(778,967)
5/31/2016	34	—	374	(86,048)	—	(85,640)	344	—	3,819	(897,241)	—	(893,078)
Class C
5/31/2017	43,229	—	14,954	(779,491)	—	(721,308)	459,816	—	157,760	(8,559,199)	—	(7,941,623)
5/31/2016	163,823	—	13,278	(473,737)	—	(296,636)	1,694,745	—	134,104	(4,812,090)	—	(2,983,241)
Class I
5/31/2017	73,163	—	22,394	(152,957)	—	(57,400)	797,461	—	237,601	(1,647,191)	—	(612,129)
5/31/2016	35,274	—	20,777	(190,038)	—	(133,987)	363,355	—	211,303	(1,954,891)	—	(1,380,233)
Class O
5/31/2017	307,568	—	3,261	(622,608)	—	(311,779)	3,252,171	—	33,944	(6,617,056)	—	(3,330,941)
5/31/2016	367,178	—	2,931	(550,034)	—	(179,925)	3,684,965	—	29,250	(5,579,131)	—	(1,864,916)
Class W
5/31/2017	10,337	—	154	(5,940)	—	4,551	112,656	—	1,634	(65,125)	—	49,165
5/31/2016	38	—	84	(3,835)	—	(3,713)	400	—	853	(39,625)	—	(38,372)

(1)
Class B converted to Class A on May 2, 2017.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

24

NOTES TO FINANCIAL STATEMENTS as of May 31, 2017 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of May 31, 2017:
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(21,595,275)(1)	$(56,955)	$21,652,230

(1)
Relates to the expiration of capital loss carryforwards.

The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2017	Year Ended May 31, 2016
Ordinary Income	Ordinary Income
$2,713,442	$2,401,060
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$577,190	$12,200,237	$(6,390,066)	2018
		(1,232,969)	2019
		(7,623,035)

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 11 — SUBSEQUENT EVENTS
Management fee waiver: The Investment Adviser’s obligation to waive 0.02% of the management fee will expire on October 1, 2017. The termination of this obligation was approved by the Board on January 12, 2017.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

25

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2017

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 27.2%
32,245		iShares Barclays 20+ Year Treasury Bond Fund	$4,011,278	2.6
57,752		iShares Core U.S. Aggregate Bond ETF	6,338,860	4.0
23,653		iShares MSCI EAFE Index Fund	1,562,517	1.0
152,977		iShares Russell 1000 Growth Index Fund	18,256,275	11.6
27,242		iShares Russell 1000 Value Index Fund	3,120,027	2.0
39,096		SPDR Trust Series 1	9,439,338	6.0
		Total Exchange-Traded Funds (Cost $39,923,828)	42,728,295	27.2
MUTUAL FUNDS: 70.9%
		Affiliated Investment Companies: 68.4%
1,267,416		Voya Floating Rate Fund - Class I	12,560,096	8.0
791,942		Voya Global Bond Fund - Class R6	7,840,221	5.0
81,803		Voya Global Real Estate Fund - Class R6	1,581,249	1.0
1,156,187		Voya High Yield Bond Fund - Class R6	9,469,174	6.0
857,077		Voya Intermediate Bond Fund - Class R6	8,682,187	5.5
460,746		Voya Large Cap Value Fund - Class R6	6,243,110	4.0
178,846	@	Voya MidCap Opportunities Fund - Class R6	4,750,139	3.0
820,382		Voya Multi-Manager Emerging Markets Equity Fund - Class I	9,311,338	5.9
1,641,751		Voya Multi-Manager International Equity Fund - Class I	18,929,393	12.1
1,550,203		Voya Multi-Manager International Factors Fund - Class I	15,843,071	10.1
406,552		Voya Multi-Manager Mid Cap Value Fund - Class I	4,622,492	2.9
80,194		Voya Real Estate Fund - Class R6	1,552,552	1.0
351,189		Voya Small Company Fund - Class R6	6,121,221	3.9
			107,506,243	68.4
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 2.5%
806,462	@	Credit Suisse Commodity Return Strategy Fund - Class I	$3,895,212	2.5
		Total Mutual Funds (Cost $99,907,028)	111,401,455	70.9

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
2,517		Chase Funding Trust Series 2003-5 2A2, 1.624%, 07/25/33	2,443	0.0
58,745	#	Credit-Based Asset Servicing and Securitization LLC 2007-SP1 A4, 6.020%, 12/25/37	60,939	0.1
731		RAMP Series Trust 2003-RS5 AIIB, 1.644%, 06/25/33	701	0.0
		Total Asset-Backed Securities (Cost $61,992)	64,083	0.1
		Total Long-Term Investments (Cost $139,892,848)	154,193,833	98.2

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
539,095	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%†† (Cost $539,095)	539,095	0.3
	Total Short-Term Investments (Cost $539,095)	539,095	0.3
	Total Investments in Securities (Cost $140,431,943)	$154,732,928	98.5
	Assets in Excess of Other Liabilities	2,428,886	1.5
	Net Assets	$157,161,814	100.0

See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2017 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of May 31, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

Cost for federal income tax purposes is $142,458,184.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,428,982
Gross Unrealized Depreciation	(3,154,238)
Net Unrealized Appreciation	$12,274,744

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$42,728,295	$—	$—	$42,728,295
Mutual Funds	111,401,455	—	—	111,401,455
Short-Term Investments	539,095	—	—	539,095
Asset-Backed Securities	—	64,083	—	64,083
Total Investments, at fair value	$154,668,845	$64,083	$—	$154,732,928
Other Financial Instruments+
Forward Foreign Currency Contracts	—	79,052	—	79,052
Futures	171,744	—	—	171,744
OTC Swaps	—	18,067	—	18,067
Total Assets	$154,840,589	$161,202	$—	$155,001,791
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(92,585)	$—	$(92,585)
Futures	(88,384)	—	—	(88,384)
Total Liabilities	$(88,384)	$(92,585)	$—	$(180,969)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At May 31, 2017, the following forward foreign currency contracts were outstanding for Voya Global Multi-Asset Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK 23,470,000	USD 2,662,948	Brown Brothers Harriman & Co.	06/05/17	$37,912
EUR 830,000	USD 907,356	Brown Brothers Harriman & Co.	06/05/17	25,184
USD 703,153	CAD 960,000	Brown Brothers Harriman & Co.	06/05/17	(7,553)
USD 987,386	CHF 980,000	Brown Brothers Harriman & Co.	06/06/17	(24,713)
USD 451,836	AUD 600,000	Citibank N.A.	06/05/17	6,027
NOK 5,580,000	USD 650,525	Morgan Stanley Capital Services LLC	06/06/17	9,929
USD 2,376,724	NZD 3,440,000	Morgan Stanley Capital Services LLC	06/06/17	(60,319)
				$(13,533)

See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2017 (continued)

At May 31, 2017, the following futures contracts were outstanding for Voya Global Multi-Asset Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
EURO STOXX 50® Index	38	06/16/17	$1,516,688	$16,341
Mini MSCI Emerging Markets Index	142	06/16/17	7,126,980	155,403
			$8,643,668	$171,744
Short Contracts
S&P 500 E-Mini	(71)	06/16/17	(8,559,405)	(88,384)
			$(8,559,405)	$(88,384)

At May 31, 2017, the following over-the-counter-total return swaps were outstanding for Voya Global Multi-Asset Fund:
Reference Entity	Floating Rate(1)	Counterparty	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Dow Jones-UBS Commodity Index Total Return	1-month LIBOR plus 0.13%	Societe Generale	04/05/18	USD15,600,000	$18,067	$—	$18,067
				Total	$18,067	$—	$18,067

(1)
Fund pays the floating rate and receives the total return of the reference entity.

Currency Abbreviations
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – EU Euro
NOK – Norwegian Krone
NZD – New Zealand Dollar
SEK – Swedish Krona
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$171,744
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	79,052
Commodity contracts	Unrealized appreciation on OTC swap agreements	18,067
Total Asset Derivatives		$268,863
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$88,384
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	92,585
Total Liability Derivatives		$180,969

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2017 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(2,036)	$—	$(2,036)
Equity contracts	—	(1,720,210)	(1,720,210)
Total	$(2,036)	$(1,720,210)	$(1,722,246)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Foreign exchange contracts	$(13,533)	$—	$—	$(13,533)
Equity contracts	—	(282,379)	—	(282,379)
Commodity contracts	—	—	18,067	18,067
Total	$(13,533)	$(282,379)	$18,067	$(277,845)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at May 31, 2017:
	Brown Brothers Harriman & Co.	Citibank N.A.	Morgan Stanley Capital Services LLC	Societe Generale	Totals
Assets:
Forward foreign currency contracts	$63,096	$6,027	$9,929	$—	$79,052
OTC Total Return Swaps	—	—	—	18,067	18,067
Total Assets	$63,096	$6,027	$9,929	$18,067	$97,119
Liabilities:
Forward foreign currency contracts	$32,266	$—	$60,319	$—	$92,585
Total Liabilities	$32,266	$—	$60,319	$—	$92,585
Net OTC derivative instruments by counterparty, at fair value	$30,830	$6,027	$(50,390)	$18,067	$4,534
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)(2)	$30,830	$6,027	$(50,390)	$18,067	$4,534

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At May 31, 2017, the Fund had pledged $780,000 in cash collateral to Societe Generale. Excess cash collateral is not shown for financial reporting purposes.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2017 (continued)

The following table provides transactions during the period ended May 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 5/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 5/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$6,451,492	$7,078,487	$(1,057,737)	$87,854	$12,560,096	$287,389	$(30,403)	$—
Voya Global Bond Fund - Class R6	28,544,318	4,585,637	(25,300,095)	10,361	7,840,221	1,274,092	(611,968)	—
Voya Global Real Estate Fund - Class R6	1,571,504	241,693	(161,808)	(70,140)	1,581,249	58,288	26,562	4,129
Voya High Yield Bond Fund - Class I	11,259,502	111,577	(10,813,488)	(557,591)	—	113,514	254	—
Voya High Yield Bond Fund - Class R6	—	11,147,334	(2,740,112)	1,061,952	9,469,174	428,328	86,948	—
Voya Intermediate Bond Fund - Class R6	—	8,683,701	(52,801)	51,287	8,682,187	23,337	(105)	—
Voya Large Cap Value Fund - Class R6	3,830,591	4,546,629	(2,683,553)	549,443	6,243,110	107,977	108,385	—
Voya Large-Cap Growth Fund - Class R6	3,965,474	4,044,244	(6,604,506)	(1,405,212)	—	21,177	1,685,507	171,666
Voya MidCap Opportunities Fund - Class R6	4,884,864	293,376	(658,550)	230,449	4,750,139	—	240,081	260,912
Voya Multi-Manager Emerging Markets Equity Fund - Class I	7,762,051	1,851,814	(2,327,701)	2,025,174	9,311,338	88,390	10,089	—
Voya Multi-Manager International Equity Fund - Class I	14,223,283	6,502,814	(3,690,174)	1,893,470	18,929,393	279,953	29,661	—
Voya Multi-Manager Mid Cap Value Fund - Class I	4,803,017	284,494	(1,047,430)	582,411	4,622,492	57,135	(107,217)	79,072
Voya Mutli-Manager International Factors Fund - Class I	14,224,124	2,686,827	(3,215,275)	2,147,395	15,843,071	239,339	(16,347)	—
Voya Real Estate Fund - Class R6	1,622,336	331,744	(288,030)	(113,498)	1,552,552	28,770	20,352	77,253
Voya Small Company Fund - Class R6	3,263,213	3,371,436	(554,540)	41,112	6,121,221	8,149	243,737	186,625
	$106,405,769	$55,761,807	$(61,195,800)	$6,534,467	$107,506,243	$3,015,838	$1,685,536	$779,657

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
30

TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2017 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Multi-Asset Fund
Class A	NII	$0.1949
Class C	NII	$0.1091
Class I	NII	$0.2227
Class O	NII	$0.1971
Class W	NII	$0.2305

NII – Net investment income
Of the ordinary distributions made during the year ended May 31, 2017, 28.18% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2017, 53.40% of ordinary distributions paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 26.57% of net investment income distributions as interest-related dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2017:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$100,242	$0.0072	22.95%

*
The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
31

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
32

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

33

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012– Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
34

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

35

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163055         (0517-072617)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $96,995 for the year ended May 31, 2017 and $87,675 for the year ended May 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $10,800 for the year ended May 31, 2017 and $10,100 for the year ended May 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $33,900 for the year ended May 31, 2017 and $30,789 for the year ended May 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended May 31, 2017 and $0 for the year ended May 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended May 31, 2017 and May 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Series Fund, Inc.	$44,700	$40,889
Voya Investments, LLC (1)	$87,450	$143,175

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

(1)	Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary portfolios of investments, of Voya Corporate Leaders® 100 Fund, Voya Mid Cap Research Enhanced Index Fund, and Voya Small Company Fund, and including the portfolio of investments of Voya Global Multi-Asset Fund (formerly, Voya Capital Allocation Fund), each a series of Voya Series Fund, Inc., as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Corporate Leaders® 100 Fund, Voya Mid Cap Research Enhanced Index Fund, and Voya Small Company Fund as of May 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Series Fund, Inc., as of May 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of May, 31 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 14.0%
11,596	@	Amazon.com, Inc.	11,533,614	1.1
270,873		Comcast Corp. – Class A	11,292,695	1.1
869,899		Ford Motor Co.	9,673,277	0.9
286,937		General Motors Co.	9,735,772	1.0
69,144		Home Depot, Inc.	10,614,295	1.0
123,457		Lowe's Cos, Inc.	9,724,708	1.0
78,570		McDonald's Corp.	11,855,427	1.2
181,307		Nike, Inc.	9,607,458	0.9
5,681	@	Priceline.com, Inc.	10,663,748	1.0
174,698		Starbucks Corp.	11,112,540	1.1
183,900		Target Corp.	10,142,085	1.0
103,636		Time Warner, Inc.	10,310,746	1.0
313,981		Twenty-First Century Fox, Inc. - Class A	8,515,165	0.8
89,773		Walt Disney Co.	9,690,098	0.9
			144,471,628	14.0

		Consumer Staples: 12.2%
141,020		Altria Group, Inc.	10,638,549	1.0
238,509		Coca-Cola Co.	10,845,004	1.0
138,748		Colgate-Palmolive Co.	10,594,797	1.0
60,520		Costco Wholesale Corp.	10,919,624	1.1
128,859		CVS Health Corp.	9,900,237	1.0
111,531		Kraft Heinz Co.	10,283,158	1.0
234,761		Mondelez International, Inc.	10,937,515	1.1
90,574		PepsiCo, Inc.	10,585,384	1.0
89,504		Philip Morris International, Inc.	10,722,579	1.0
112,645		Procter & Gamble Co.	9,922,898	1.0
121,960		Walgreens Boots Alliance, Inc.	9,881,199	0.9
141,927		Wal-Mart Stores, Inc.	11,155,462	1.1
			126,386,406	12.2

		Energy: 6.3%
94,271		Chevron Corp.	9,755,163	0.9
203,210		ConocoPhillips	9,081,455	0.9
121,392		Exxon Mobil Corp.	9,772,056	0.9
207,272		Halliburton Co.	9,366,622	0.9
474,122		Kinder Morgan, Inc.	8,894,529	0.9
158,092		Occidental Petroleum Corp.	9,316,361	0.9
130,531		Schlumberger Ltd.	9,083,652	0.9
			65,269,838	6.3

		Financials: 14.3%
124,456		Allstate Corp.	10,745,531	1.0
128,274		American Express Co.	9,869,402	1.0
162,386		American International Group, Inc.	10,332,621	1.0
425,657		Bank of America Corp.	9,538,973	0.9
213,769		Bank of New York Mellon Corp.	10,072,795	1.0
60,711	@	Berkshire Hathaway, Inc. – Class B	10,034,314	1.0
26,527		Blackrock, Inc.	10,855,909	1.0

Shares			Value	Percentage of Net Assets
		Financials: (continued)
116,600		Capital One Financial Corp.	8,968,872	0.9
167,914		Citigroup, Inc.	10,165,514	1.0
43,944		Goldman Sachs Group, Inc.	9,283,609	0.9
114,125		JPMorgan Chase & Co.	9,375,369	0.9
191,274		Metlife, Inc.	9,676,552	0.9
233,951		Morgan Stanley	9,765,115	0.9
194,945		US Bancorp	9,920,751	1.0
180,663		Wells Fargo & Co.	9,239,106	0.9
			147,844,433	14.3

		Health Care: 14.5%
228,070		Abbott Laboratories	10,413,676	1.0
155,217		AbbVie, Inc.	10,247,426	1.0
42,371		Allergan plc	9,480,511	0.9
61,812		Amgen, Inc.	9,595,695	0.9
37,764	@	Biogen, Inc.	9,356,786	0.9
183,535		Bristol-Myers Squibb Co.	9,901,713	1.0
81,717	@	Celgene Corp.	9,349,242	0.9
118,532		Danaher Corp.	10,068,108	1.0
119,875		Eli Lilly & Co.	9,538,454	0.9
150,459		Gilead Sciences, Inc.	9,763,285	1.0
81,506		Johnson & Johnson	10,453,145	1.0
125,454		Medtronic PLC	10,573,263	1.0
160,134		Merck & Co., Inc.	10,426,325	1.0
295,792		Pfizer, Inc.	9,657,609	0.9
61,583		UnitedHealth Group, Inc.	10,788,110	1.1
			149,613,348	14.5

		Industrials: 13.3%
53,120		3M Co.	10,861,446	1.0
57,089		Boeing Co.	10,711,609	1.0
108,996		Caterpillar, Inc.	11,491,448	1.1
170,450		Emerson Electric Co.	10,077,004	1.0
52,330		FedEx Corp.	10,143,647	1.0
53,823		General Dynamics Corp.	10,939,525	1.1
340,156		General Electric Co.	9,313,471	0.9
81,019		Honeywell International, Inc.	10,774,717	1.0
37,558		Lockheed Martin Corp.	10,558,681	1.0
66,339		Raytheon Co.	10,880,259	1.1
95,012		Union Pacific Corp.	10,479,824	1.0
95,261		United Parcel Service, Inc. - Class B	10,094,808	1.0
90,356		United Technologies Corp.	10,958,376	1.1
			137,284,815	13.3

		Information Technology: 14.4%
84,307		Accenture PLC	10,493,692	1.0
12,221	@	Alphabet, Inc. - Class C	11,791,554	1.1
70,594		Apple, Inc.	10,783,939	1.0
301,140		Cisco Systems, Inc.	9,494,944	0.9
71,348	@	Facebook, Inc.	10,806,368	1.1
58,442		International Business Machines Corp.	8,920,002	0.9
284,209		Intel Corp.	10,262,787	1.0
90,179		Mastercard, Inc. - Class A	11,081,196	1.1
154,626		Microsoft Corp.	10,799,080	1.0
227,406		Oracle Corp.	10,321,958	1.0
233,360	@	PayPal Holdings, Inc.	12,183,726	1.2

See Accompanying Notes to Financial Statements

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
		Information Technology: (continued)
177,632	Qualcomm, Inc.	10,172,985	1.0
125,377	Texas Instruments, Inc.	10,342,349	1.0
114,151	Visa, Inc. - Class A	10,870,600	1.1
		148,325,180	14.4

	Materials: 2.9%
158,313	Dow Chemical Co.	9,809,073	0.9
124,456	Du Pont E I de Nemours & Co.	9,822,068	1.0
89,639	Monsanto Co.	10,525,411	1.0
		30,156,552	2.9

	Real Estate: 0.9%
59,754	Simon Property Group, Inc.	9,217,055	0.9

		Telecommunication Services: 1.9%
243,305	AT&T, Inc.	9,374,542	0.9
207,103	Verizon Communications, Inc.	9,659,284	1.0
		19,033,826	1.9

	Utilities: 4.1%
123,848	Duke Energy Corp.	10,611,297	1.0
284,607	Exelon Corp.	10,334,080	1.0
79,299	NextEra Energy, Inc.	11,216,050	1.1
204,559	Southern Co.	10,352,731	1.0
		42,514,158	4.1

	Total Common Stock (Cost $734,354,550)	1,020,117,239	98.8

SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
10,241,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $10,241,000)	10,241,000	1.0

	Total Short-Term Investments (Cost $10,241,000)	10,241,000	1.0

	Total Investments in Securities (Cost $744,595,550)	$1,030,358,239	99.8
	Assets in Excess of Other Liabilities	2,019,050	0.2
	Net Assets	$1,032,377,289	100.0

††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.

Cost for federal income tax purposes is $753,854,327.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$295,151,979
Gross Unrealized Depreciation	(18,648,067)

Net Unrealized Appreciation	$276,503,912

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.0%
		Consumer Discretionary: 12.1%
260,102		Acushnet Holdings Corp.	4,941,938	0.7
230,730		AMC Entertainment Holdings, Inc.	5,191,425	0.8
309,685		American Eagle Outfitters, Inc.	3,561,377	0.5
144,653	L	Big Lots, Inc.	7,063,406	1.0
122,786		Caleres, Inc.	3,356,969	0.5
96,771		Cheesecake Factory	5,707,554	0.8
60,691		Childrens Place Retail Stores, Inc.	6,566,766	1.0
324,093		ClubCorp Holdings, Inc.	4,310,437	0.6
72,420	@	Dave & Buster's Entertainment, Inc.	4,830,414	0.7
144,000		Extended Stay America, Inc.	2,620,800	0.4
180,794	@	Imax Corp.	4,528,890	0.7
59,564		Jack in the Box, Inc.	6,348,331	0.9
45,735		Marriott Vacations Worldwide Corp.	5,329,042	0.8
92,718	@	Meritage Homes Corp.	3,699,448	0.5
33,895		Monro Muffler Brake, Inc.	1,681,192	0.3
65,319		Papa John's International, Inc.	5,262,752	0.8
30,024		Pool Corp.	3,576,759	0.5
170,451		Red Rock Resorts, Inc.	4,029,462	0.6
			82,606,962	12.1

		Consumer Staples: 2.6%
391,997	@,L	Amplify Snack Brands, Inc.	3,586,773	0.5
310,003	@	Hostess Brands, Inc.	4,879,447	0.7
239,645	@	Performance Food Group Co.	6,781,953	1.0
124,301		Vector Group Ltd.	2,702,304	0.4
			17,950,477	2.6

		Energy: 2.9%
174,769	@	Carrizo Oil & Gas, Inc.	3,834,432	0.6
41,017	@,L	Dril-Quip, Inc.	2,034,443	0.3
257,202	@	Forum Energy Technologies, Inc.	4,179,533	0.6
241,903	@	Laredo Petroleum, Inc.	2,842,360	0.4
252,946	@	QEP Resources, Inc.	2,529,460	0.4
231,440	@	Unit Corp.	4,126,575	0.6
			19,546,803	2.9

		Financials: 18.4%
181,459		Bank of NT Butterfield & Son Ltd.	5,984,518	0.9
89,797		Banner Corp.	4,821,201	0.7
162,416	@	Cadence BanCorp	3,550,414	0.5
221,093		Centerstate Banks, Inc.	5,315,076	0.8
124,731		Chemical Financial Corp.	5,609,153	0.8
180,774		CNO Financial Group, Inc.	3,704,059	0.5
36,475		Evercore Partners, Inc.	2,473,005	0.4

Shares			Value	Percentage of Net Assets
		Financials: (continued)
79,262		First American Financial Corp.	3,449,482	0.5
147,322		Great Western Bancorp, Inc.	5,577,611	0.8
142,216		Horace Mann Educators Corp.	5,439,762	0.8
68,034		Houlihan Lokey, Inc.	2,283,901	0.3
492,604		Investors Bancorp, Inc.	6,517,151	1.0
161,068		MB Financial, Inc.	6,632,780	1.0
455,451		OM Asset Management Plc	6,358,096	0.9
88,190		Pinnacle Financial Partners, Inc.	5,304,629	0.8
51,435		Primerica, Inc.	3,713,607	0.5
305,647		Radian Group, Inc.	4,908,691	0.7
253,664		Redwood Trust, Inc.	4,291,995	0.6
146,938		Renasant Corp.	5,870,173	0.9
219,133	@	Seacoast Banking Corp. of Florida	4,943,640	0.7
97,350		Selective Insurance Group	4,974,585	0.7
107,064		Simmons First National Corp.	5,433,498	0.8
299,115		Sterling Bancorp/DE	6,416,017	0.9
103,562	@	Stifel Financial Corp.	4,414,848	0.7
49,755		Webster Financial Corp.	2,424,064	0.4
128,474		WSFS Financial Corp.	5,665,703	0.8
			126,077,659	18.4

		Health Care: 11.3%
19,233	@	Aerie Pharmaceuticals, Inc.	1,066,470	0.2
93,477	@	Amedisys, Inc.	5,601,142	0.8
167,888	@	AMN Healthcare Services, Inc.	6,085,940	0.9
55,063	@	Charles River Laboratories International, Inc.	5,068,549	0.7
11,869	@	Clovis Oncology, Inc.	613,152	0.1
114,387	@	Dermira, Inc.	3,136,491	0.5
62,456	@,L	Exact Sciences Corp.	2,277,770	0.3
194,301	@,L	Halozyme Therapeutics, Inc.	2,292,752	0.3
65,635	@	HealthEquity, Inc.	3,006,083	0.4
149,214		Healthsouth Corp.	6,763,871	1.0
64,375		Hill-Rom Holdings, Inc.	4,980,050	0.7
91,105	@,L	Horizon Pharma PLC	911,050	0.1
82,417	@	Integer Holdings Corp.	3,271,955	0.5
14,550	@,L	Ligand Pharmaceuticals, Inc.	1,575,474	0.2
36,580	@	Masimo Corp.	3,183,923	0.5
55,438	@,L	Myovant Sciences Ltd.	786,111	0.1
89,764	@	NuVasive, Inc.	6,734,993	1.0
116,076		Owens & Minor, Inc.	3,700,503	0.6
36,413	@	Pacira Pharmaceuticals, Inc.	1,616,737	0.2
116,644	@	Prestige Brands Holdings, Inc.	5,876,525	0.9
40,027	@,L	Radius Health, Inc.	1,385,735	0.2
38,933	@,L	Sarepta Therapeutics, Inc.	1,161,761	0.2
190,397	@,L	TherapeuticsMD, Inc.	790,147	0.1
164,809	@	Tivity Health, Inc.	5,595,266	0.8
			77,482,450	11.3

		Industrials: 14.7%
149,740		ABM Industries, Inc.	6,444,810	0.9

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
		Industrials: (continued)
202,179		Actuant Corp.	5,246,545	0.8
130,108	@	Atlas Air Worldwide Holdings, Inc.	6,336,260	0.9
115,987		Barnes Group, Inc.	6,563,704	1.0
112,437	@	Beacon Roofing Supply, Inc.	5,422,836	0.8
51,122		Curtiss-Wright Corp.	4,602,514	0.7
29,200	@	Esterline Technologies Corp.	2,845,540	0.4
112,649		Healthcare Services Group, Inc.	5,392,508	0.8
105,909	@	On Assignment, Inc.	5,549,632	0.8
41,885		Orbital ATK, Inc.	4,258,029	0.6
66,273		Regal-Beloit Corp.	5,248,822	0.8
282,493	@	Schneider National, Inc.	5,610,311	0.8
144,925	@	SPX FLOW, Inc.	5,410,050	0.8
45,431	@	Teledyne Technologies, Inc.	5,974,631	0.9
142,789		Tetra Tech, Inc.	6,561,154	0.9
40,566		Toro Co.	2,778,365	0.4
59,850		Universal Forest Products, Inc.	5,262,610	0.8
84,488		Watts Water Technologies, Inc.	5,246,705	0.8
82,504		Woodward, Inc.	5,620,172	0.8
			100,375,198	14.7

		Information Technology: 16.3%
158,729	@	Bottomline Technologies de, Inc.	3,969,812	0.6
51,947	@	CACI International, Inc.	6,394,676	0.9
135,711	@	Cardtronics plc	4,648,102	0.7
22,413	@	Coherent, Inc.	5,561,786	0.8
105,864	@	Commvault Systems, Inc.	5,941,617	0.9
112,322	@	Cornerstone OnDemand, Inc.	4,196,350	0.6
241,538		Diebold Nixdorf, Inc.	6,388,680	0.9
135,951	@	Electronics for Imaging, Inc.	6,446,796	0.9
56,692	@	Euronet Worldwide, Inc.	4,945,243	0.7
108,040	@	Everbridge, Inc.	2,793,914	0.4
46,234		Fair Isaac Corp.	6,133,403	0.9
65,495		j2 Global, Inc.	5,542,187	0.8
22,519		Littelfuse, Inc.	3,646,952	0.5
205,956	@,L	Match Group, Inc.	4,012,023	0.6
97,902	@	Microsemi Corp.	4,807,967	0.7
89,275	@	Netscout Systems, Inc.	3,267,465	0.5
417,165	@	Photronics, Inc.	4,192,508	0.6
67,782	@	Plexus Corp.	3,523,308	0.5
69,347	@,L	Proofpoint, Inc.	5,963,842	0.9
163,138	@	Super Micro Computer, Inc.	4,013,195	0.6
33,529		SYNNEX Corp.	3,730,437	0.5
143,186	@	Verint Systems, Inc.	5,884,945	0.9
133,028	@	Virtusa Corp.	3,860,473	0.6
37,829	@	WebMD Health Corp.	2,117,667	0.3
			111,983,348	16.3

		Materials: 6.6%
148,979		Carpenter Technology Corp.	5,433,264	0.8
366,355		Commercial Metals Co.	6,631,026	1.0
99,080		HB Fuller Co.	5,028,310	0.7
38,431		Kaiser Aluminum Corp.	3,165,177	0.5
207,454		KapStone Paper and Packaging Corp.	4,383,503	0.6

Shares			Value	Percentage of Net Assets
		Materials: (continued)
81,499		Minerals Technologies, Inc.	5,863,853	0.9
91,095		Olin Corp.	2,672,727	0.4
81,953		PolyOne Corp.	3,060,125	0.4
219,606		Valvoline, Inc.	4,912,586	0.7
98,939		Worthington Industries, Inc.	4,152,470	0.6
			45,303,041	6.6

		Real Estate: 7.0%
766,933		Cousins Properties, Inc.	6,564,946	1.0
308,952		Easterly Government Properties, Inc.	6,135,787	0.9
221,347		Gramercy Property Trust	6,540,804	1.0
141,145		Hudson Pacific Properties, Inc.	4,623,910	0.7
170,730		Kennedy-Wilson Holdings, Inc.	3,346,308	0.5
151,473		LaSalle Hotel Properties	4,309,407	0.6
144,374		QTS Realty Trust, Inc.	7,539,210	1.1
162,965		STAG Industrial, Inc.	4,396,796	0.6
179,304		Urban Edge Properties	4,274,607	0.6
			47,731,775	7.0

		Telecommunication Services: 0.8%
143,392		Cogent Communications Holdings, Inc.	5,649,645	0.8

		Utilities: 2.3%
79,811		Black Hills Corp.	5,550,057	0.8
42,042		Idacorp, Inc.	3,670,267	0.5
37,528		NorthWestern Corp.	2,325,235	0.3
93,551		Portland General Electric Co.	4,428,704	0.7
			15,974,263	2.3

	Total Common Stock (Cost $589,438,322)		650,681,621	95.0

EXCHANGE-TRADED FUNDS: 2.0%
101,409	L	iShares Russell 2000 ETF	13,824,075	2.0

	Total Exchange-Traded Funds (Cost $12,115,787)		13,824,075	2.0

	Total Long-Term Investments (Cost $601,554,109)		664,505,696	97.0

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.5%
	Securities Lending Collateralcc: 6.1%
9,882,194	Bank of Nova Scotia, Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $9,882,411, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $10,080,063, due 06/22/17-09/09/49)	9,882,194	1.4
9,882,194	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $9,882,416, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $10,079,838, due 06/15/17-03/20/67)	9,882,194	1.4
3,243,574	Daiwa Capital Markets, Repurchase Agreement dated 05/31/17, 0.85%, due 06/01/17 (Repurchase Amount $3,243,650, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,308,445, due 06/08/17-12/01/51)	3,243,574	0.5
9,882,194	NBC Global Finance Ltd., Repurchase Agreement dated 05/31/17, 0.95%, due 06/01/17 (Repurchase Amount $9,882,451, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $10,079,839, due 08/15/21-09/09/49)	9,882,194	1.5

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc: (continued)
8,718,127	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/17, 0.94%, due 06/01/17 (Repurchase Amount $8,718,352, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,908,560, due 01/15/19-02/15/46)	8,718,127	1.3
		41,608,283	6.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
23,454,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $23,454,000)	23,454,000	3.4

	Total Short-Term Investments (Cost $65,062,283)	65,062,283	9.5

	Total Investments in Securities (Cost $666,616,392)	$729,567,979	106.5
	Liabilities in Excess of Other Assets	(44,480,358)	(6.5)
	Net Assets	$685,087,621	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.

Cost for federal income tax purposes is $666,750,769.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$87,610,792
Gross Unrealized Depreciation	(24,793,582)

Net Unrealized Appreciation	$62,817,210

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 11.3%
16,602		Aarons, Inc.	606,305	0.4
12,319		Adtalem Global Education, Inc.	460,731	0.3
72,886		American Eagle Outfitters, Inc.	838,189	0.5
22,935	L	Big Lots, Inc.	1,119,916	0.7
24,939		Brunswick Corp.	1,378,129	0.9
32,079		CalAtlantic Group, Inc.	1,156,127	0.7
5,342		Carter's, Inc.	438,899	0.3
17,939		Cheesecake Factory	1,058,042	0.7
77,206		Chico's FAS, Inc.	730,369	0.4
9,262		Cinemark Holdings, Inc.	366,497	0.2
54,389		Dana, Inc.	1,148,696	0.7
19,195		Dick's Sporting Goods, Inc.	789,490	0.5
9,546		Domino's Pizza, Inc.	2,021,079	1.3
9,935		Foot Locker, Inc.	590,238	0.4
49,201		Gentex Corp.	933,835	0.6
9,342		Jack in the Box, Inc.	995,671	0.6
6,018		John Wiley & Sons, Inc.	305,113	0.2
10,782		Papa John's International, Inc.	868,706	0.5
1,455		Pool Corp.	173,334	0.1
14,236		Thor Industries, Inc.	1,288,785	0.8
3,958		Vail Resorts, Inc.	846,616	0.5
			18,114,767	11.3

		Consumer Staples: 3.7%
14,367		Church & Dwight Co., Inc.	742,199	0.5
15,903		Energizer Holdings, Inc.	852,401	0.5
11,637		Ingredion, Inc.	1,327,665	0.8
18,224		Nu Skin Enterprises, Inc.	1,000,133	0.6
17,401	@	Post Holdings, Inc.	1,397,997	0.9
16,549	@	United Natural Foods, Inc.	660,967	0.4
			5,981,362	3.7

		Energy: 2.9%
33,517	@	Consol Energy, Inc.	486,332	0.3
6,267	@	Diamondback Energy, Inc.	581,327	0.4
6,276	@	Energen Corp.	357,983	0.2
9,109		EQT Corp.	503,454	0.3
14,763	@	Gulfport Energy Corp.	211,849	0.1
31,554		Nabors Industries Ltd.	277,675	0.2
33,018		Patterson-UTI Energy, Inc.	703,944	0.4
72,672	@	QEP Resources, Inc.	726,720	0.4
49,344	@	Rowan Companies PLC	594,102	0.4
44,367	@	Southwestern Energy Co.	268,864	0.2
			4,712,250	2.9

		Financials: 16.0%
283	@	Alleghany Corp.	166,217	0.1
23,959		Bank of the Ozarks, Inc.	1,058,988	0.7

Shares			Value	Percentage of Net Assets
		Financials: (continued)
3,137		CBOE Holdings, Inc.	270,943	0.2
22,844		Chemical Financial Corp.	1,027,295	0.6
24,441		Citizens Financial Group, Inc.	833,438	0.5
5,239		Comerica, Inc.	359,186	0.2
5,523		Cullen/Frost Bankers, Inc.	506,238	0.3
30,112		East West Bancorp, Inc.	1,648,030	1.0
7,068		Eaton Vance Corp.	329,157	0.2
7,688		Everest Re Group Ltd.	1,957,749	1.2
33,359		First American Financial Corp.	1,451,784	0.9
17,583		Hartford Financial Services Group, Inc.	868,424	0.6
37,976	@	Janus Henderson Group PLC	1,187,894	0.7
52,961		Keycorp	925,229	0.6
22,135		Lazard Ltd.	985,007	0.6
6,502		MarketAxess Holdings, Inc.	1,239,151	0.8
12,570		MB Financial, Inc.	517,633	0.3
43,855		Old Republic International Corp.	867,452	0.6
17,941		PacWest Bancorp	837,306	0.5
16,471		Primerica, Inc.	1,189,206	0.7
4,360		Prosperity Bancshares, Inc.	273,110	0.2
11,761		Reinsurance Group of America, Inc.	1,464,362	0.9
11,536	@	Signature Bank	1,649,879	1.0
9,228	@	Stifel Financial Corp.	393,390	0.3
7,705	@	SVB Financial Group	1,313,702	0.8
66,623		TCF Financial Corp.	1,003,342	0.6
15,536		TD Ameritrade Holding Corp.	580,425	0.4
17,837	@	Western Alliance Bancorp.	815,508	0.5
			25,720,045	16.0

		Health Care: 9.2%
8,813	@	Abiomed, Inc.	1,211,171	0.8
6,900	@	Align Technology, Inc.	1,001,880	0.6
8,350	@	Bioverativ, Inc.	460,001	0.3
5,224	@	Charles River Laboratories International, Inc.	480,869	0.3
6,311	@	Halyard Health, Inc.	226,817	0.1
28,292		Healthsouth Corp.	1,282,476	0.8
12,056		Hill-Rom Holdings, Inc.	932,652	0.6
3,153	@	Idexx Laboratories, Inc.	530,934	0.3
13,118	@	Masimo Corp.	1,141,791	0.7
7,384	@	Mednax, Inc.	400,951	0.3
13,325	@,L	NuVasive, Inc.	999,775	0.6
6,488		Owens & Minor, Inc.	206,837	0.1
6,319	@	Parexel International Corp.	510,702	0.3
9,583	@	Prestige Brands Holdings, Inc.	482,792	0.3
3,191		Resmed, Inc.	226,880	0.2
8,992		STERIS PLC	697,419	0.4
770		Teleflex, Inc.	154,015	0.1
7,111	@	United Therapeutics Corp.	859,649	0.5

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
		Health Care: (continued)
10,782	@	WellCare Health Plans, Inc.	1,852,348	1.2
17,128		Zoetis, Inc.	1,066,732	0.7
			14,726,691	9.2

		Industrials: 14.5%
10,235		Alaska Air Group, Inc.	890,957	0.6
11,984		Carlisle Cos., Inc.	1,214,339	0.8
2,135		Crane Co.	165,633	0.1
5,383		Cummins, Inc.	848,899	0.5
14,664		Curtiss-Wright Corp.	1,320,200	0.8
6,727		Deluxe Corp.	458,512	0.3
18,505		EMCOR Group, Inc.	1,166,185	0.7
4,533		EnerSys	335,714	0.2
2,646	@	Esterline Technologies Corp.	257,853	0.2
13,376	@	FTI Consulting, Inc.	461,873	0.3
4,570	@	Genesee & Wyoming, Inc.	299,335	0.2
7,436		Herman Miller, Inc.	234,606	0.1
7,066		HNI Corp.	303,979	0.2
8,932		Huntington Ingalls Industries, Inc.	1,748,975	1.1
5,495		IDEX Corp.	596,043	0.4
73,362	@	JetBlue Airways Corp.	1,644,776	1.0
5,537	@	KLX, Inc.	267,935	0.2
15,915		Manpowergroup, Inc.	1,621,261	1.0
23,785		Masco Corp.	885,991	0.5
12,215		Nordson Corp.	1,415,474	0.9
3,491		Oshkosh Corp.	220,352	0.1
50,360		Pitney Bowes, Inc.	748,853	0.5
27,227	@	Quanta Services, Inc.	834,780	0.5
15,691		Regal-Beloit Corp.	1,242,727	0.8
3,733		Stanley Black & Decker, Inc.	513,810	0.3
1,486	@	Teledyne Technologies, Inc.	195,424	0.1
25,617		Timken Co.	1,182,225	0.7
26,229		Toro Co.	1,796,424	1.1
4,771	L	Wabtec Corp.	390,029	0.2
2,362		Woodward, Inc.	160,900	0.1
			23,424,064	14.5

		Information Technology: 18.1%
6,872		Amphenol Corp.	512,651	0.3
1,734	@	ANSYS, Inc.	219,056	0.1
52,261	@	ARRIS International PLC	1,465,398	0.9
16,384		Belden, Inc.	1,163,264	0.7
11,420		Broadridge Financial Solutions, Inc. ADR	866,664	0.5
58,872		Brocade Communications Systems, Inc.	743,553	0.5
9,333	@	Cadence Design Systems, Inc.	327,962	0.2
24,212		CDK Global, Inc.	1,488,069	0.9
52,607	@	Ciena Corp.	1,235,212	0.8
20,839	@	Cirrus Logic, Inc.	1,374,332	0.8
20,926	@	Commvault Systems, Inc.	1,174,472	0.7
48,094		Convergys Corp.	1,169,165	0.7
8,662	@	CoreLogic, Inc.	375,065	0.2
7,109	@	Electronic Arts, Inc.	805,663	0.5
22,984	@	Fortinet, Inc.	904,191	0.6
35,195	@	Integrated Device Technology, Inc.	900,288	0.6

Shares			Value	Percentage of Net Assets
		Information Technology: (continued)
8,226		InterDigital, Inc.	666,306	0.4
15,268		j2 Global, Inc.	1,291,978	0.8
11,195		Jabil Circuit, Inc.	334,954	0.2
13,051		LogMeIn, Inc.	1,448,661	0.9
15,962	@,L	Match Group, Inc.	310,940	0.2
11,905		Maxim Integrated Products	569,059	0.4
3,654	@	Microsemi Corp.	179,448	0.1
23,534		National Instruments Corp.	897,822	0.6
22,262	@	Netscout Systems, Inc.	814,789	0.5
32,965	@	NeuStar, Inc.	1,092,790	0.7
5,171		Plantronics, Inc.	273,649	0.2
4,133	@	Red Hat, Inc.	370,193	0.2
13,968		Science Applications International Corp.	1,061,428	0.7
5,803	@	Synaptics, Inc.	322,415	0.2
12,773	@	Tech Data Corp.	1,238,598	0.8
22,957	@	Trimble, Inc.	827,370	0.5
10,840	@	Vantiv, Inc.	679,885	0.4
13,494		Versum Materials, Inc.	418,854	0.3
61,696		Vishay Intertechnology, Inc.	1,008,730	0.6
12,068	@	WebMD Health Corp.	675,567	0.4
			29,208,441	18.1

		Materials: 7.6%
17,484	@	Berry Plastics Group, Inc.	1,013,897	0.6
6,004		Cabot Corp.	313,589	0.2
15,076		Chemours Co.	602,889	0.4
40,038		Commercial Metals Co.	724,688	0.5
4,063		Compass Minerals International, Inc.	260,642	0.2
11,636	@	Crown Holdings, Inc.	671,863	0.4
5,037		Greif, Inc. - Class A	299,450	0.2
23,135	@	Louisiana-Pacific Corp.	515,448	0.3
11,717		Minerals Technologies, Inc.	843,038	0.5
29,298		Olin Corp.	859,603	0.5
19,120		Packaging Corp. of America	1,953,299	1.2
19,292		PolyOne Corp.	720,363	0.4
5,530		Reliance Steel & Aluminum Co.	403,414	0.3
49,656		Steel Dynamics, Inc.	1,687,807	1.1
23,620		Valvoline, Inc.	528,379	0.3
20,600		Worthington Industries, Inc.	864,582	0.5
			12,262,951	7.6

		Real Estate: 9.7%
10,118		Camden Property Trust	842,931	0.5
37,198		Care Capital Properties, Inc.	977,935	0.6
12,424		DCT Industrial Trust, Inc.	654,869	0.4
6,773		Duke Realty Corp.	194,182	0.1
8,804		Equity Lifestyle Properties, Inc.	743,058	0.5
34,939		First Industrial Realty Trust, Inc.	1,009,038	0.6
26,432		Gaming and Leisure Properties, Inc.	970,319	0.6
18,176		Hospitality Properties Trust	525,650	0.3
39,824		LaSalle Hotel Properties	1,132,993	0.7

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
		Real Estate: (continued)
6,024		Mack-Cali Realty Corp.	160,299	0.1
89,896		Medical Properties Trust, Inc.	1,164,153	0.7
46,655	L	Omega Healthcare Investors, Inc.	1,461,235	0.9
22,694		Potlatch Corp.	1,038,250	0.7
5,527	@	SBA Communications Corp.	763,721	0.5
36,257		Tanger Factory Outlet Centers, Inc.	944,857	0.6
10,922		Taubman Centers, Inc.	667,880	0.4
42,981	@	Uniti Group, Inc.	1,074,955	0.7
39,730		Urban Edge Properties	947,163	0.6
50,873		Washington Prime Group, Inc.	388,161	0.2
			15,661,649	9.7

		Utilities: 5.6%
16,356		Ameren Corp.	928,203	0.6
17,434		Black Hills Corp.	1,212,361	0.8
49,577		Great Plains Energy, Inc.	1,424,347	0.9
14,436		Hawaiian Electric Industries	478,409	0.3
5,441		Idacorp, Inc.	474,999	0.3
10,859		MDU Resources Group, Inc.	295,691	0.2
24,637		National Fuel Gas Co.	1,398,396	0.9
2,711		ONE Gas, Inc.	191,532	0.1
6,838		Southwest Gas Holdings, Inc.	544,100	0.3
36,085		UGI Corp.	1,846,830	1.1
2,937		Westar Energy, Inc.	155,514	0.1
			8,950,382	5.6

		Total Common Stock
		(Cost $143,778,683)	158,762,602	98.6

EXCHANGE-TRADED FUNDS: 1.1%
10,523		iShares S&P MidCap 400 Index Fund	1,808,167	1.1

		Total Exchange-Traded Funds
		(Cost $1,713,921)	1,808,167	1.1

		Total Long-Term Investments
		(Cost $145,492,604)	160,570,769	99.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc: 2.0%
1,000,000	BNP Paribas S.A., Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 06/30/17-07/20/63)	1,000,000	0.6
1,000,000	Citigroup, Inc., Repurchase Agreement dated 05/31/17, 0.81%, due 06/01/17 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%-11.500%, Market Value plus accrued interest $1,020,000, due 06/01/17-05/15/57)	1,000,000	0.6
278,349	Credit Suisse Securities, Repurchase Agreement dated 05/31/17, 0.75%, due 06/01/17 (Repurchase Amount $278,355, collateralized by various U.S. Government Securities, 2.000%-2.500%, Market Value plus accrued interest $283,922, due 01/15/26-01/15/29)	278,349	0.2
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%-7.000%, Market Value plus accrued interest $1,020,000, due 02/19/19-09/09/49)	1,000,000	0.6
		3,278,349	2.0

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
265,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $265,000)	265,000	0.2

	Total Short-Term Investments
	(Cost $3,543,349)	3,543,349	2.2

	Total Investments in Securities (Cost $149,035,953)	$164,114,118	101.9
	Liabilities in Excess of Other Assets	(3,038,032)	(1.9)
	Net Assets	$161,076,086	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.

Cost for federal income tax purposes is $149,136,629.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,387,082
Gross Unrealized Depreciation	(5,409,593)

Net Unrealized Appreciation	$14,977,489

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 9, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 9, 2017